As filed with the Securities and Exchange Commission on November 29, 2001.

                                                   1933 Act File No.
                                                   1940 Act File No. 811-08271

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

Pre-Effective Amendment No.      /  /
                                 ----

Post-Effective Amendment No.     /  /
                                 ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/

Amendment No.                    / 18 /
                                 ------

                         FRANKLIN FLOATING RATE TRUST
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
                    (Address of Principal Executive Office)

       Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                          --------------

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

With a copy to:

                  Merrill R. Steiner, Esq.
                  Stradley, Ronon, Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA 19103-7098

Approximate Date of Proposed Public offering:  December 1, 2001

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan check the following box. [x]

It is proposed that this filing will become effective (check appropriate box)

   [ ] when declared effective pursuant to section 8(c) of the Securities Act of 1933, or as follows (the following boxes are included on the basis that the Registrant makes repurchase offers under Rule 23c-3 under the Investment Company Act of 1940 and is making this filing in accordance with Rule 486 under the Securities Act of 1933):

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on December 1, 2001, pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)
   [ ] on (date) pursuant to paragraph (a)
   [ ] This post-effective amendment designates a new effective date for a previously filed registration statement.

   [ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                    Proposed     Proposed
   Title of                         Maximum      Maximum
  Securities                        Offering    Aggregate       Amount of
    Being          Amount Being      Price       Offering      Registration
  Registered        Registered      Per Unit      Price            Fee
-------------------------------------------------------------------------------

Common Stock
par value         100,000,000        $ 8.77     $877,000,000    $219,250(3)
$0.01             shares(1)

Common Stock
par value         200,000,000        $ 9.86    $1,972,000,000   $520,608(4)
$0.01             shares(2)

(1)   Currently being registered
(2)   Previously registered
(3) Calculated pursuant to Rule 457(d) based on the net asset value per share of $8.77 as of November 27, 2001
(4) Calculated pursuant to Rule 457(d) based on the net asset value per share of $9.86 as of June 15, 2000.

                            -----------------------



Prospectus

Franklin Floating Rate Trust

INVESTMENT STRATEGY  INCOME


DECEMBER 1, 2001

[Insert Franklin Templeton Investments logo]

Franklin Floating Rate Trust is a closed-end investment company. Its goal is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured Corporate Loans and Corporate Debt Securities with Floating Interest Rates. Franklin Advisers, Inc., the Fund's investment manager, uses its credit analysis to select Corporate Loans and Corporate Debt Securities that are suitable investments for the Fund. The Fund will invest at least 80% of its net assets in such loans or debt securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager.


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the Fund invests and the services available to shareholders.


To learn more about the Fund and its policies, you may request a copy of the Fund's Statement of Additional Information (SAI), dated December 1, 2001, which we may amend from time to time.

We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN. The Table of Contents of the SAI appears on page 61 of this prospectus.


COMMON SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND COMMON SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. COMMON SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund may invest up to 100% of its portfolio in high yield, high risk, lower-rated, debt securities. These entail Default and other risks greater than those associated with higher-rated securities. You should carefully consider these risks before investing in the Fund.


THIS PROSPECTUS IS NOT AN OFFERING OF THE COMMON SHARES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


The Fund began offering its Common Shares and began investment operations on October 10, 1997. The Fund engages in a continuous offering of Common Shares. The Fund is authorized as a business trust to issue an unlimited number of Common Shares and has registered 620,000,000 Common Shares. Common Shares are offered at a price equal to the next determined Net Asset Value per share, which, as of November 6, 2001, was $8.72 per share. There is no front-end sales charge on purchases of Common Shares. An Early Withdrawal Charge of 1% will be imposed on Common Shares that are held less than twelve months and that are accepted by the Fund for repurchase in a Repurchase Offer. Certain waivers of this charge may apply. Please see "Early Withdrawal Charge." The price of Common Shares will fluctuate, depending upon the Fund's Net Asset Value per share.

The proceeds to the Fund of the offering of the 100,000,000 Common Shares most recently registered by the Fund are estimated at $872,000,000 and, subject to expenses of issuance and distribution1 and any repurchases, will be invested by the Fund over the course of the continuous offering.

1. The expenses of issuance and distribution for such Common Shares are estimated at $12,678,000 which includes, in addition to other expenses, $291,000 for government and self-regulatory organization filing fees and $12,387,000 for accounting and transfer agent fees. The Fund incurred organizational expenses that remain a liability of the Fund and are gradually reduced in equal installments over a period of 60 months from the date the Fund commenced investment operations on October 10, 1997. The remaining liability, as of October 31, 2001, is $23,274 and the amount of the monthly reduction is $2,067. The foregoing expenses that are incurred during the annual period as described in "Expense Summary" below are included in the total annual Fund operating expenses described in such summary.

Distributors will pay from its own or its affiliates' assets all sales commissions to selected Securities Dealers for sales of Common Shares. Consequently, sales commissions do not reduce the proceeds of the offering available to the Fund for investment. No market currently exists for Common Shares. It is not currently anticipated that a secondary market will develop for Common Shares. The Fund, the manager and Distributors do not intend to make a secondary market in Common Shares or to list Common Shares on any securities exchange or for quotation on any over-the-counter market. Common Shares are not readily marketable. As a consequence, you should consider Common Shares to be an illiquid investment. This means that you may not be able to freely sell your Common Shares.

To provide shareholders a means to sell their Common Shares at Net Asset Value, the Fund will make quarterly Repurchase Offers to repurchase Common Shares from shareholders. Each Repurchase Offer will be for a specified percentage (between 5% and 25%) of the Fund's outstanding Common Shares set by the Fund's Board. Common Shares will be repurchased at the Net Asset Value determined as of the close of business (1:00 p.m., Pacific time) on the day the Repurchase Offer ends or within a maximum of fourteen days after the Repurchase Offer ends as described in "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders." Each Repurchase Offer will last for a period between six weeks and three weeks. The Fund will send to its shareholders a written notification about each Repurchase Offer at the beginning of the Repurchase Offer. A Repurchase Offer is expected to conclude near the end of every three months after the end of December 2001. Please see "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders."

TABLE OF CONTENTS

Expense Summary ........................................2
Financial Highlights ...................................4
Information About the Fund..............................5
Use of Proceeds from Sales of Common Shares ............6
Investment Goal and Policies .......................... 6
What Kinds of Securities Does the Fund Purchase? .......7
Other Investment Policies .............................20
What Are the Risks of Investing in the Fund? ..........22
Who Manages the Fund? .................................30
Portfolio Transactions by the Fund ....................31
Investment Performance Information ....................32
How to Buy Common Shares ..............................33
Periodic Offers by the Fund to
Repurchase Common Shares from Shareholders ............38
Early Withdrawal Charge ...............................42
Exchanges .............................................45
Dividends and Distributions to Shareholders ...........47
How Taxation Affects the Fund and Its Shareholders ....48
Description of Common Shares ..........................50
Transaction Procedures and Special Requirements .......53
Services to Help You Manage Your Account ..............56
What If I Have Questions About My Account? ............60
Additional General Information ........................60
Table of Contents of
Statement of Additional Information ...................61
Useful Terms and Definitions ..........................61

APPENDIX

Description of Ratings ................................65

FRANKLIN
FLOATING RATE
TRUST

December 1, 2001

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our Useful Terms and Definitions section at the end of the prospectus.

One Franklin Parkway
P.O. Box 7777
San Mateo
CA 94403

1-800/DIAL BEN(R)


EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended July 31, 2001. The Fund's actual expenses may vary.


A.  SHAREHOLDER TRANSACTION EXPENSES1

    Sales load (as a percentage of offering price)..........     None

    Dividend reinvestment and cash purchase plan fees.......     None

    Early Withdrawal Charge imposed on repurchase of
    Common Shares held less than twelve months (as a
    percentage of tender proceeds exclusive of all
    reinvestments and capital appreciation in the account)..     1.00%/2

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)

    Management fees.........................................     0.80%/3

    Other expenses..........................................     0.58%

    Total annual Fund operating expenses ...................     1.38%/3
                                                                 ------

    Management fee reduction................................    -0.02%/3
                                                                 -------

    Net annual Fund operating expenses .....................     1.36%/3
                                                                 ========

1. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
2. An Early Withdrawal Charge of 1% may apply to purchases of Common Shares if you sell the Common Shares within twelve months. See "Early Withdrawal Charge."

3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board and an exemptive order by the Securities and Exchange Commission.


C.  EXAMPLE

Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your Common Shares after the number of years shown. These are projected amounts you would pay for each $1,000 that you invest in Common Shares.

                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------

Assuming no tender of Common
Shares for repurchase by the Fund.... $13         $43        $74         $163

Assuming tender and repurchase of
Common Shares by the Fund on last
day of period and, for the one-year
period, imposition of the Early
Withdrawal Charge.................... $23


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

FINANCIAL HIGHLIGHTS


This table presents the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The audit report covering the period shown below is incorporated by reference in the SAI and appears in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2001.


                                  YEAR ENDED JULY 31,
-------------------------------------------------------------------------------
                                     2001       2000       1999      1998/1
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                    9.85       9.98       10.04     10.00
                               ------------------------------------------------
 Net investment income                .88         .84        .70       .48
 Net realized and
  unrealized gains (losses)          (.61)       (.13)      (.06)     (.04)
                               ------------------------------------------------
Total from investment
operations                            .27         .71        .64       .52
                               ------------------------------------------------
 Distributions from net
  investment income                  (.88)       (.84)      (.70)     (.48)
                               ------------------------------------------------
Net asset value, end of year         9.24        9.85       9.98     10.04
                               ================================================
Total return (%)/2                   2.80        7.39       6.62      5.33

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
year ($ x 1,000)                 2,832,188   2,541,497   1,106,363   168,537

Ratios to average net
assets: (%)
 Expenses                            1.36        1.35       1.39      1.32/3
 Expenses excluding waiver
  and payments by affiliate          1.36        1.35       1.41      1.76/3
 Net investment income               9.07        8.51       6.93      6.06/3
Portfolio turnover rate (%)         84.15       66.27      63.29     45.32

1. October 10, 1997 (effective date) to July 31, 1998.
2. Total return does not reflect the Early Withdrawal Charge and is not annualized.
3. Annualized.


INFORMATION ABOUT THE FUND

THE FUND The Fund is a closed-end management investment company. It was organized as a Delaware business trust on May 20, 1997, and is registered with the SEC. The Fund's principal business is investing its assets by purchasing and selling securities on an ongoing basis, as described in this prospectus. The Fund does not issue redeemable shares (shares that you may redeem at any time). See "Periodic Offers by the Fund to Repurchase Commons Shares from Shareholders."


CONTINUOUS OFFERING The Fund began offering its Common Shares on October 10, 1997. The Fund engages in a continuous offering of Common Shares, at a price equal to the Net Asset Value per share next determined after a purchase order is received. No front-end sales charge is imposed on Common Shares.


The Fund is designed primarily for long-term investors. It should not be considered a vehicle for short-term trading purposes, given its lack of a secondary market and its Early Withdrawal Charge. See "Early Withdrawal Charge."


The minimum initial purchase of Common Shares is $1,000 and the minimum subsequent investment is $50. The Fund reserves the right to waive or modify the minimum investment requirements at any time. Any purchase order may be rejected by Distributors or the Fund. Distributors or the Fund also may suspend the continuous offering of Common Shares at any time.


PERIODIC OFFERS TO REPURCHASE COMMON SHARES FROM SHAREHOLDERS The Fund does not intend to list Common Shares on any securities exchange or arrange for their quotation on any over-the-counter market. Because no secondary market currently exists for Common Shares and is not likely to develop, Common shares are not readily marketable and the Fund has adopted a fundamental policy to offer each quarter to repurchase a portion of the Common Shares outstanding. In response to each Repurchase offer, shareholders may choose to tender their Common Shares to the Fund for repurchase. Repurchase Offers occur at a price per share equal to the Net Asset Value per share of the Common Shares determined as of the close of business (1:00 p.m. Pacific time) on the day the Repurchase Offer ends or within a period of fourteen days after the Repurchase Offer ends. Each Repurchase Offer will last for a period between six weeks and three weeks. Shareholders will be notified in writing at the beginning of each Repurchase Offer.

Common Shares that have been held for less than twelve months and that are repurchased by the Fund in a Repurchase Offer will be subject to an Early Withdrawal Charge of 1%. The Early Withdrawal Charge will be imposed against the lesser of the then current Net Asset Value or the original purchase price of the tendered Common Shares. Certain waivers of this charge may apply.





Under certain limited circumstances, the Fund may suspend or postpone a quarterly Repurchase Offer for the repurchase of Common Shares from the Fund's shareholders. (The Fund must meet certain regulatory requirements and must give notice to shareholders in order to suspend or postpone a Repurchase Offer.) In that event, shareholders will likely be unable to sell their Common Shares. The Fund, the manager and Distributors are prohibited from making a market in Common Shares as long as the Fund continues to publicly offer Common Shares.


INVESTMENT MANAGER Franklin Advisers, Inc. manages the Fund's assets and makes all investment decisions. The manager provides similar services to other funds. The manager is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Together, the manager and its affiliates manage over $246 billion in assets.
See "Who Manages the Fund?"

DISTRIBUTIONS The Fund declares daily and pays monthly dividends from the Fund's net investment income. Capital gains, if any, will be distributed annually, usually in December. Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THE FUND. You may elect to have distributions automatically reinvested in additional Common Shares. See "Dividends and Distributions to Shareholders" and "How Taxation Affects the Fund and Its Shareholders."


USE OF PROCEEDS FROM SALES OF COMMON SHARES

The net proceeds from the sale of Common Shares are invested in accordance with the Fund's investment goal and policies as soon as practicable. The Fund's immediate ability to pursue its investment goal will depend on economic and market conditions, including the availability of Corporate Loans and Corporate Debt Securities. If the manager determines that market conditions are not favorable, the manager will initially invest the proceeds in short-term debt obligations or instruments that the Fund may normally purchase. Investments in these short-term investments may reduce the Fund's yield.

INVESTMENT GOAL AND POLICIES

The Fund's investment goal is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured Corporate Loans and Corporate Debt Securities with Floating Interest Rates. This is a fundamental policy of the Fund. This means that it may not be changed without a vote of a majority of the outstanding shares of the Fund. There can be no assurance that the investment goal of the Fund will be achieved.

WHAT KINDS OF SECURITIES DOES THE FUND PURCHASE?

The manager uses its credit analysis to select Corporate Loans and Corporate Debt Securities that are suitable for investment by the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in Corporate Loans and Corporate Debt Securities made to, or issued by, Borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have Floating Interest Rates. Shareholders will be given 60 day's advance notice of any change to this policy.

Floating Interest Rates are: (i) variable rates which adjust to a base rate, such as LIBOR or the CD Rate on set dates, typically every 30 days but not to exceed one year; (ii) interest rates that vary at a set margin above a generally recognized base lending interest such as the Prime Rate of a designated U.S. bank; or (iii) one of the foregoing interest rates and are convertible to fixed rate instruments. Upon conversion of any such loans or securities to fixed rate instruments, the Fund will as promptly as is reasonable rebalance its investments to meet the 80% level described above.

The Fund intends to invest the net proceeds from the sale of Common Shares in accordance with the Fund's investment goal and policies as soon as practicable, based on market conditions, as described above. During periods when the Fund is experiencing a large inflow of assets, there is a risk that the assets may not be promptly and effectively invested and the Fund may not meet the 80% level. It also may not meet the 80% level during temporary defensive periods when the manager believes that suitable Corporate Loans and Corporate Debt Securities are not available or prevailing market or economic conditions warrant.





ABOUT CORPORATE LOANS AND CORPORATE DEBT SECURITIES

Corporate Loans are loans made to corporations. In return, the corporation pays interest and principal to the Lenders. Corporate Loans also include Participation Interests in Corporate Loans or Assignments of Corporate Loans, as more fully described below. Corporate Debt Securities are investments by securityholders in obligations issued by corporations. In exchange for their investment in the corporation, securityholders receive income from the corporation and the return of their investments in the corporation, as more fully described below. Before the Fund invests in a Corporate Loan or Corporate Debt Security, the manager will analyze the likelihood that the Borrower can and will make the required payments on the Corporate Loan or Corporate Debt Security.


A Corporate Loan in which the Fund may invest typically is structured by a group of Lenders. This means that the Lenders participate in the negotiations with the Borrower and in the drafting of the terms of the Corporate Loan. The group of Lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a Corporate Loan. One or more of the Lenders usually administers the Loan on behalf of all the Lenders. This Lender is referred to as the Agent Bank. For more information about the activities of an Agent Bank, see "Description of Participation Interests and Assignments."



Corporate Debt Securities typically are in the form of notes or bonds. They may be issued in a public or private offering in the securities markets. Corporate Debt Securities will have terms similar to Corporate Loans, but will not be in the form of Participation Interests or Assignments. Unlike Corporate Loans, Corporate Debt Securities often are part of a large issue of securities that are held by a large group of investors.


A significant portion of the Fund's Corporate Loans and Corporate Debt Securities (which may be as much as 100% of the Fund's total assets) may be issued in highly leveraged transactions. Such Corporate Loans and Corporate Debt Securities are subject to greater credit risks, including, but not limited to, the default or bankruptcy of the borrower.

SENIOR LOANS In most instances, the Corporate Loans and Corporate Debt Securities will hold the most senior position in the capitalization structure of the corporation. This means that, in case the corporation becomes insolvent, the Lenders or securityholders will be paid before other creditors of the corporation from the assets of the corporation.

SECURED LOANS The Corporate Loans and Corporate Debt Securities will, in most instances, be secured by collateral, which has been pledged by the corporation to the Lenders or securityholders. This means that the corporation has entered into a written promise to deliver, or has actually delivered, to the Lenders or securityholders property that will legally become the property of the Lenders or securityholders in case the corporation Defaults in paying interest or principal.

The terms of each secured Corporate Loan and Corporate Debt Security require that collateral have a fair market value at least equal to 100% of the amount of such Corporate Loan or Corporate Debt Security. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a Default. Consequently, the Fund might not receive payments to which it is entitled.


The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The company's owners may provide additional security.

THREE FORMS OF CORPORATE LOANS The Fund may invest in a Corporate Loan in one of three ways. It may make a direct investment in the Corporate Loan by participating as one of the Lenders. It may purchase a Participation Interest or it may purchase an Assignment. Participation Interests are interests issued by a Lender or other financial institution which represent a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a Lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. An Assignment represents a portion of a Corporate Loan previously attributable to a different Lender. Unlike a Participation Interest, the Fund will generally become a Lender for the purposes of the relevant loan agreement by purchasing an Assignment.

It can be advantageous to the Fund to make a direct investment in a Corporate Loan as one of the Lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the Corporate Loan. On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying Corporate Loan. However, the Fund may be able to invest in Corporate Loans only through Participation Interests or Assignments at certain times when reduced direct investment opportunities in Corporate Loans may exist.


If the Fund purchases an Assignment from a Lender, the Fund will generally have direct contractual rights against the Borrower in favor of the Lenders. On the other hand, if the Fund purchases a Participation Interest either from a Lender or a Participant, the Fund typically will have established a direct contractual relationship with the seller of the Participation Interest, but not with the Borrower. Consequently, the Fund is subject to the credit risk of the Lender or Participant who sold the Participation Interest to the Fund, in addition to the usual credit risk of the Borrower. Therefore, when the Fund invests in Corporate Loans through the purchase of Participation Interests, the manager must consider the creditworthiness of the Agent Bank and any Lenders and Participants interposed between the Fund and a Borrower. These parties are referred to as Intermediate Participants. At the time of investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, they must be rated in the four highest rating categories assigned by an NRSRO, such as BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody's. If unrated, the manager must determine that the Participant's obligations are of comparable quality.

RATINGS The Fund's investments may be either unrated or rated by one or more NRSROs, which are independent rating organizations such as S&P or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. A list of the ratings categories of S&P and Moody's is presented in the Appendix. Generally, the lower the rating category, the more risky is the investment. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are currently not rated by any NRSRO.

The Fund will invest at least 65% of its total assets in Corporate Loans and Corporate Debt Securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager. The Fund may invest up to 35% of its total assets in Corporate Loans and Corporate Debt Securities that are rated less than B by an NRSRO or, if unrated, determined to be of comparable quality by the manager. However, the Fund will make such an investment only after the manager determines that the investment is suitable for the Fund based on the manager's independent credit analysis. Generally, this means that the manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

Based on the criteria above, the Fund may invest up to 100% of its portfolio in Corporate Loans or Corporate Debt Securities, which may be high yield, high risk, debt securities which are rated less than investment grade (i.e. less than BBB). These entail Default and other risks greater than those associated with higher-rated securities. Generally, the lower the rating category, the more risky is the investment. Unsecured debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk investments, commonly known as "junk bonds." However, the Corporate Loans and Corporate Debt Securities in which the Fund primarily invests are not junk bonds. They have features that junk bonds generally do not have. Corporate Loans and Corporate Debt Securities are senior obligations of the Borrower and are secured by collateral. They generally are subject to certain restrictive covenants in favor of the Lenders or securityholders that invest in the Corporate Loans or Corporate Debt Securities. For more information about restrictive covenants, see the section in the SAI entitled "How Does the Fund Invest Its Assets? - Restrictive Covenants." You should carefully assess the risks associated with an investment in the Fund in light of the securities in which the Fund invests.

OTHER DEBT OBLIGATIONS Under normal market conditions, the Fund may invest up to 20% of its net assets in certain other types of debt obligations, as described below, or in cash. The Fund may invest in Unsecured Corporate Loans and Unsecured Corporate Debt Securities. This means that the Corporate Loans and Corporate Debt Securities are not backed by collateral. These loans and securities also may not be as senior in priority among creditor's of the Borrower. Thus, if a Borrower Defaults on an Unsecured Corporate Loan or Unsecured Corporate Debt Security, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due. The manager will determine that the Borrowers in such transactions are creditworthy, under the same analysis that the manager uses for secured Corporate Loans and Corporate Debt Securities.

The Fund also may invest in secured or unsecured short-term debt obligations. These include U.S. government securities, U.S. government agency securities (some of which may not be backed by the full faith and credit of the United States), bank money market instruments (such as CDs), corporate and commercial obligations (such as commercial paper, bankers' acceptances and medium-term notes) and repurchase agreements. These short-term debt obligations will be rated within the four highest rating categories assigned by an NRSRO, or, if unrated, determined to be of comparable quality by the manager.

None of these short-term debt obligations are required to be backed by collateral. However, short-term debt obligations purchased by the Fund will be (or counterparties associated therewith will be) investment grade. This means that they will be rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by S&P or, if unrated, determined to be of comparable quality by the manager. The Fund also may invest in fixed rate obligations of U.S. companies, foreign companies or U.S. subsidiaries of foreign companies. The manager will determine that the companies issuing these obligations are creditworthy. When the Fund invests in fixed rate obligations, it also may enter into an interest rate swap in order to limit the exposure of such obligations against fluctuations in interest rates.

Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions than higher rated securities and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities (other than Corporate Loans and Corporate Debt Securities) and cash and cash equivalents will not exceed 20% of the Fund's total assets except (i) during interim periods when investment of the net proceeds of public sales of the Common Shares is pending, (ii) pending reinvestment of proceeds of the sale of a security held by the Fund, and (iii) during temporary defensive periods when, in the opinion of the manager, suitable Corporate Loans and Corporate Debt Securities are not available or prevailing market or economic conditions warrant. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral and seniority requirements.


INTEREST RATE FLUCTUATIONS In general, the Net Asset Value of the shares of an investment company, like the Fund, that invests primarily in fixed-income securities changes as the general level of interest rates fluctuates. Because the Fund will invest primarily in Corporate Loans and Corporate Debt Securities with Floating Interest Rates and, to a lesser extent, short-term fixed-rate instruments, the manager expects the value of Common Shares to fluctuate less as a result of interest rate changes than would a portfolio of medium or long-term fixed-rate obligations.


However, some Floating Interest Rates reset only periodically. This means that there are periods during which the interest rate does not change. During such periods, prevailing interest rates and the interest rates on some obligations with Floating Interest Rates held by the Fund (including the variable interest rates on nominal amounts in the Fund's interest rate swap transactions) will not move precisely in the same direction or amount, i.e., there will be an imperfect correlation between these rates. These imperfect correlations may cause the Net Asset Value of Common Shares to fluctuate. Also, a decline in the Net Asset Value could result from a Borrower Defaulting on a Corporate Loan or Corporate Debt Security and from changes in the creditworthiness of a Borrower. In the case of Corporate Loans, a decline in the Net Asset Value also may result from changes in the creditworthiness of Intermediate Participants interposed between the Fund and the Borrowers.


DESCRIPTION OF FLOATING INTEREST RATES The rate of interest payable on Corporate Loans or Corporate Debt Securities with Floating Interest Rates is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically at regular intervals ranging between 30 days and one year.

Certain of the Floating Interest Rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. The Fund may attempt to limit the exposure of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. For more information about this trend, see the section in the SAI entitled "How Does the Fund Invest Its Assets? - Description of Floating or Variable Interest Rates."

THE FUND'S NON-DIVERSIFIED CLASSIFICATION The Fund is non-diversified under the 1940 Act. This means that there is no limit on the amount of assets that the Fund may invest in the securities of any one issuer. However, under the Code, the Fund will limit its investments so that, at the close of each quarter of its taxable year: (i) not more than 25% of its total assets will be invested in the securities (including Corporate Loans but excluding U.S. government securities or the securities of other regulated investment companies) of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of the Fund's assets will be invested in the securities of any one issuer and will not consist of more than 10% of any single issuer's outstanding voting securities.


For purposes of the diversification requirements, the Fund regards the issuer of a Corporate Loan in which the Fund may invest to include both the Borrower involved in a Corporate Loan and the Agent Bank that administers the Corporate Loan. In addition, it also includes any Intermediate Participants interpositioned between the Lender and the Fund with respect to a Participation Interest.

Since the Fund may invest a large portion of its assets in the obligations of a limited number of issuers, the value of Common Shares may fluctuate more widely, and the Fund may present greater risk, than other investments. Also, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory event. However, the Fund does not currently intend to invest more than 10% of its assets in the obligations of any single Borrower.

HIGHLY LEVERAGED TRANSACTIONS The Corporate Loans and Corporate Debt Securities in which the Fund invests primarily consist of capital restructurings. This means that a Borrower has undertaken the obligations in order to finance the growth of the Borrower's business through product development or marketing, or to finance changes in the way the Borrower utilizes its assets and invested or borrowed financial resources. Corporate Loans and Corporate Debt Securities also may include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, provided that such senior obligations are determined by the manager upon its credit analysis to be a suitable investment by the Fund.

A significant portion of such Corporate Loans and Corporate Debt Securities (which may be as much as 100% of the Fund's total assets) may be issued in highly leveraged transactions. This means that the Borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Such Corporate Loans and Corporate Debt Securities present special risks. See "What Are the Risks of Investing in the Fund? - Credit Risk" and " - Collateral Impairment."

Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the Corporate Loans as required under the terms of the credit facility at the Borrower's demand. Such Corporate Loans also may include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

The Fund will set aside in a separate account with its custodian bank amounts that are earmarked to meet such future obligations. These amounts will be invested in high quality, short-term, liquid instruments. Because the Fund will maintain sufficient amounts in separate accounts for such contingent obligations, the manager believes that such obligations do not constitute senior securities under the 1940 Act as interpreted by the SEC. The Fund will not invest in Corporate Loans that would require the Fund to make future advances that exceed in the aggregate for all such Corporate Loans 20% of the Fund's total assets. The Fund also will not invest in Corporate Loans that would cause the Fund to fail to meet the diversification requirements previously described.


FOREIGN BORROWERS The Fund may invest in Corporate Loans and Corporate Debt Securities which are made to, or issued by, foreign Borrowers and U.S. subsidiaries of foreign Borrowers. For purposes of this prospectus, Corporate Loans and Corporate Debt Securities of foreign Borrowers include such loans or debt securities that have one or more of the following characteristics: (1) the principal trading market of the loan or security is in a foreign country; (2) at least 50% of the revenue of the Borrower is generated from goods produced or sold, investments made, or services performed in a foreign country; (3) the Borrower is organized under the laws of a foreign country; or (4) at least 50% of the assets of the Borrower are situated in a foreign country. The Fund normally invests primarily in U.S. Borrowers, but may invest up to 65% of its assets in foreign Borrowers in developed foreign countries. The Fund may from time to time invest in foreign Borrowers in emerging market countries, but currently does not intend to invest more than 35% of its assets in foreign Borrowers in emerging market countries. The Fund considers a country to be an emerging market country if it is defined as a country with an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, or the United Nations or its agencies or authorities.


The manager will evaluate the creditworthiness of and the Fund will invest in Corporate Loans and Corporate Debt Securities of foreign Borrowers and U.S. subsidiaries of foreign Borrowers, by using the same analysis as it uses for U.S. Borrowers, and provided that the loans and securities are U.S. dollar-denominated, or the Fund uses a foreign currency swap for payments in U.S. dollars. U.S. dollar-denominated loans and securities are loans and securities for which the Fund pays in U.S. dollars and the Borrower pays principal, interest, dividends or distributions in U.S. dollars. The Fund may invest in a Corporate Loan or Corporate Debt Security that is not denominated in U.S. dollars if the Fund arranges for payments in U.S. dollars by entering into a foreign currency swap. For more information about foreign currency swaps, see the section in the SAI entitled "Foreign Currency Swaps."


Loans to, and securities issued by, foreign Borrowers and U.S. subsidiaries of foreign Borrowers may involve risks not typically involved in domestic investments and loans to, and securities issued by, foreign Borrowers and U.S. subsidiaries of foreign Borrowers in emerging market countries involve additional risks. See "What Are the Risks of Investing in the Fund? - Foreign Investments."


THE MANAGER'S CREDIT ANALYSIS The manager generally will determine the value of the collateral backing a Corporate Loan or Corporate Debt Security by customary valuation techniques that it considers appropriate. Such valuation techniques may include reference to financial statements of the Borrower, independent appraisal, or obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable. The value assigned to the collateral by the manager may be higher than the value at which the Borrower values the collateral on the Borrower's books. The Agent Bank may rely on independent appraisals as to the value of specific collateral. The Agent Bank, however, may not obtain an independent appraisal in all cases. However, there are risks that the collateral may not be sufficient in the event that a Borrower or issuer Defaults in paying interest or principal. See "What Are the Risks of Investing in the Fund? - Collateral Impairment."

The collateral may consist of various types of assets or interests. It may include working capital assets, such as accounts receivable or inventory. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. It also may include tangible fixed assets, such as real property, buildings and equipment or intangible assets, such as trademarks, copyrights and patent rights, or securities of subsidiaries or affiliates. Where the Borrower is a privately held company, the company's owners may provide additional security. They may do this by giving personal guarantees of performance or by agreeing to transfer other securities that they own to the Lenders in the event that the obligations are not repaid. In addition, the Fund may invest in Corporate Loans which are fully collateralized by assets of such shareholders or owners, rather than by assets of the Borrower. However, such guarantees will be fully secured.

The Fund will generally invest in a Corporate Loan or Corporate Debt Security only if the manager judges that the Borrower can meet the scheduled payments on the obligation. See "What Are the Risks of Investing in the Fund? - Credit Risk" for circumstances where the Fund may acquire loans in default. In addition, the manager will consider other factors it believes are appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors may include financial ratios of the Borrower, such as the Interest Coverage Ratio and Leverage Ratio. The manager also will consider the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the general quality of the Borrower. The manager considers developing political, diplomatic, regulatory and operational impacts on the nature of the industry and economy in which the Borrower is engaged, especially in light of the rapid world developments after the terrorism actions in September 2001. Particularly, with respect to foreign Borrowers and U.S. subsidiaries of foreign Borrowers, the manager considers the nature of the non-U.S. countries, economies and markets in which the foreign Borrower is located and operates, which includes the impact on the creditworthiness of the Borrower of political, diplomatic, legal, regulatory and operational aspects of, and developments in, such non-U.S. countries, including the risks or impact of war, regional conflicts or terrorism. These factors are extremely difficult, if not impossible, to predict and, consequently, the manager may be unable to assess effectively any adverse impact on the creditworthiness of Borrowers arising from such factors. See "What Are the Risks of Investing in the Fund - Foreign Investments" for a description of such factors. The Board will review and approve factors used by the manager. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are not rated by an NRSRO.


When the manager selects Corporate Loans and Corporate Debt Securities for investment by the Fund, it primarily considers the creditworthiness of the Borrower. The manager will not base its selection upon the quality ratings of other debt obligations of a Borrower. These other debt obligations are often subordinated to the Corporate Loans or Corporate Debt Securities. Instead, the manager will perform its own independent credit analysis of the Borrower, and of the collateral structure for the Corporate Loan or Corporate Debt Security. In making its analysis, the manager will utilize any offering materials and, in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Fund purchases its Participation Interest. After the Fund invests in a Corporate Loan and Corporate Debt Security, the manager will continue to evaluate the Corporate Loan or Corporate Debt Security on an ongoing basis.

MATURITIES The Fund has no restrictions on portfolio maturity. The Fund anticipates that a majority of the Corporate Loans and Corporate Debt Securities in which it will invest will have stated maturities ranging from three to ten years. This means that the Borrower is required to fully repay the obligation within that time period. The Fund also anticipates that the Corporate Loans and Corporate Debt Securities will have an average expected life of three to five years.

The expected average life of the Corporate Loans and Corporate Debt Securities is less than their stated maturity because it is anticipated that some Borrowers will pay off their obligations early. Corporate Loans usually will require the Borrower to prepay the Corporate Loan if the Borrower has excess cash flow. Also, Corporate Loans usually permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, cannot be predicted with accuracy. General business conditions, the financial condition of the Borrower and competitive conditions among Lenders are all factors that affect prepayments.

FEES The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan or Corporate Debt Security, it may receive a facility fee and when it sells a Corporate Loan or Corporate Debt Security the Fund may pay a facility fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower.



DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS The Fund may invest in a Corporate Loan in one of three ways: (1) a direct investment in the Corporate Loan by the Fund serving as one of the Lenders; (2) Participation Interests; or
(3) an Assignment. Participation Interests are interests issued by a Lender or other financial institution which represent a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a Lender or other holders of Participation Interests. Holders of Participation Interests are referred to as Participants. (For a general description of Lenders and Agent Banks, see "About Corporate Loans and Corporate Debt Securities.") An Assignment represents a portion of a Corporate Loan. Unlike a Participation Interest, the Fund will generally become a "Lender" for the purposes of the terms of the Corporate Loan by purchasing an Assignment. It can be most advantageous to the Fund to make a direct investment in a Corporate Loan as one of the Lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the Corporate Loan.


On the other hand, when the Fund invests in a Participation Interest or an Assignment, it will normally pay a fee or forego a portion of the interest payment. Consequently, the Fund's return on the investment may not be as great as it would have been if the Fund had made a direct investment in the underlying Corporate Loan.


Opportunities for direct investments in Corporate Loans and to a lesser degree, of investments in Participation Interests or Assignments may, from time to time, be limited. The Fund may not be able to invest in Corporate Loans other than through Participation Interests or Assignments. Due to these possible limitations on supply, there is a risk that the Fund may not be able to invest 80% or more of its net assets as described above.

The Lenders or the Agent Bank may have an incentive to market the less desirable Corporate Loans, Participation Interests or Assignments to investors such as the Fund while retaining the more desirable investments for their own inventory. This reduces the availability of the more desirable investments. See "What Are the Risks of Investing in the Fund? - Limitations on Availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities."


The terms of the Participation Interests are privately negotiated between the Fund and the seller. Typically, the Fund will not have established any direct contractual relationship with the Borrower. The Fund will be required to rely on the Lender or the Participant that sold the Participation Interest for the enforcement of the Fund's rights against the Borrower. It also will have to rely on that party for the receipt and processing of payments due to the Fund under the Corporate Loans. Consequently, the Fund is subject to the credit risk of both the Lender or Participant, in addition to the usual credit risk of the Borrower. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as Intermediate Participants.

If the Fund purchases an Assignment from a Lender, the Fund will step into the shoes of the original Lender and will have direct contractual rights against the Borrower. An Assignment from a Lender gives the Fund the right to receive payments directly from the Borrower and to enforce its rights as a Lender directly against the Borrower.

In the event the Borrower fails to pay principal and interest when due, the Fund may have to assert rights against the Borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation Interest, the Fund may be regarded as a creditor of the Intermediate Participant rather than of the Borrower. This means that the Fund does not have any direct contractual rights against the Borrower. Also, in the event of the insolvency of the Lender selling the Participation Interest, the Fund may not have any exclusive or senior claim with respect to the Lender's interest in the Corporate Loan, or in the collateral securing the Corporate Loan. Consequently, the Fund may not benefit directly from the collateral supporting the underlying Corporate Loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

The Agent Bank is a Lender that administers the Corporate Loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the Borrower. The Agent Bank then distributes these payments to all Lenders that are parties to the Corporate Loan. The Fund will not act as an Agent Bank. It generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a Borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the Corporate Loan, and is required to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of Corporate Loans and other fees paid on a continuing basis.

In the event that a Borrower becomes bankrupt or insolvent, the Borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. The Fund will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the manager's judgment.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the Corporate Loan should remain available to holders of Corporate Loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank's general or secured creditors. The Fund might incur costs and delays in realizing payment on a Corporate Loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Intermediate Participants may have an obligation to make future advances to the Borrower at the demand of the Borrower in connection with what are known as revolving credit facilities and may have certain other obligations pursuant to the terms of Corporate Loans. The Fund will set aside in a separate account with its custodian bank amounts that are earmarked to meet such future obligations. These amounts will be invested in high quality, short-term, liquid instruments. Because the Fund will maintain sufficient amounts in separate accounts for such contingent obligations, the manager believes that such obligations do not constitute senior securities under the 1940 Act as interpreted by the SEC. The Fund will not invest in Corporate Loans that would require the Fund to make future advances that exceed in the aggregate for all such Corporate Loans 20% of the Fund's total assets. The Fund also will not invest in Corporate Loans that would cause the Fund to fail to meet the diversification requirements previously described.

OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies set forth below:

NON-CONCENTRATION IN A SINGLE INDUSTRY The SEC takes the position that investing more than 25% of the Fund's total assets in a single industry or group of industries represents "concentration" in such industry or group of industries. However, the Fund regards the issuer of a Corporate Loan to include the Agent Bank and any Intermediate Participant, as well as the Borrower. With the exception noted below, the Fund does not currently intend to invest more than 20% of its assets in the obligations of Borrowers in any single industry. The Fund will invest more than 25% of its total assets in the securities of the following issuers as a group: commercial banks, thrift institutions, insurance companies and finance companies. The Fund may invest at these levels because the Fund regards the issuers of the Corporate Loans in which the Fund may invest to include the Agent Bank that administers the Corporate Loan, and any Intermediate Participant, as well as the Borrower. As a result, the Fund is subject to certain risks associated with such institutions, both individually and as a group. See "What Are the Risks of Investing in the Fund? - Financial Institutions."


BORROWING AND LEVERAGE The Fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow funds to make repurchases of shares in Repurchase Offers for Common Shares or to meet unfunded commitments in connection with investments. However, the Fund will only borrow money under this facility for temporary, extraordinary or emergency purposes. The Fund's borrowings create an opportunity for greater total return to the Fund and, ultimately, the Fund's shareholders, but, at the same time, increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on the borrowed funds. Under the 1940 Act, the Fund is required with respect to all borrowings to maintain minimum asset coverage of at least 300% immediately following any such borrowing and on an ongoing basis as a condition of declaring dividends and repurchasing shares. The Fund also may issue one or more series of preferred shares, but it does not currently intend to do so. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage."




WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other debt securities on a when-issued and delayed delivery basis. There is no limit on the amount of assets which the Fund may invest in when-issued securities. A when-issued obligation refers to an obligation whose price is fixed at the time the commitment to purchase is made, but has not been issued. Delayed delivery refers to the delivery of securities later than the customary time for delivery of securities. The Fund will generally make commitments to purchase interests or securities on a when-issued basis with the intention of acquiring the interests or securities. For more information about when-issued and delayed delivery transactions see the section in the SAI entitled "How Does the Fund Invest Its Assets? - When-Issued and Delayed Delivery Transactions."

INTEREST RATE AND HEDGING TRANSACTIONS The Fund may enter into interest rate swaps in order to limit the exposure of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments or rights to pay or receive interest, such as an exchange of fixed rate payments for Floating Interest Rate payments. For example, if the Fund holds a Corporate Loan or Corporate Debt Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. Thus, if interest rates rise, the increased interest received by the Fund would offset a decline in the value of the Corporate Loan or Corporate Debt Security. On the other hand, if interest rates fall, the Fund's benefit from falling interest rates would be decreased.

To the extent that the Fund enters into these transactions for hedging purposes, the manager believes that such obligations do not constitute senior securities under the 1940 Act. Accordingly, the Fund will not include hedging transactions in its limitation on borrowing.

Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Fund. The risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Fund is obligated to make. If the other party to an interest rate swap Defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive. The Fund will only enter into an interest rate swap after the manager has evaluated the creditworthiness of the other party to the swap. The risks associated with interest rate swaps are further described in the SAI under the title "How Does the Fund Invest Its Assets? - Interest Rate Swaps."



WHAT ARE THE RISKS OF INVESTING IN THE FUND?


BENEFITS OF INVESTING IN THE FUND Investment in Common Shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans and Corporate Debt Securities. Corporate Loans are not typically available to individual investors. In managing the Fund, the manager provides the Fund and its shareholders with professional credit analysis. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operational costs.

RISKS FROM FLUCTUATIONS IN GENERAL INTEREST RATES Changes in interest rates in the national and international markets generally affect the market value of fixed-income securities and debt obligations. In turn, the Net Asset Value of the shares of an investment company which invests primarily in fixed-income securities fluctuates. When interest rates rise, the value of a fixed-income portfolio can be expected to fall. However, the manager expects the Fund's Net Asset Value to be relatively stable during normal market conditions, because the Fund's investments will consist primarily of: (i) Corporate Loans and Corporate Debt Securities with Floating Interest Rates; (ii) fixed rate Corporate Loans and Corporate Debt Securities hedged by interest rate swap transactions; and
(iii) short-term instruments. Because the Fund will invest primarily in these instruments, the manager expects the Net Asset Value of the Fund to fluctuate less as a result of interest rate changes than would a portfolio comprised mostly of medium or long-term fixed-rate obligations.

Since some Floating Interest Rates reset only periodically there are periods during which the interest rate does not change. During such periods, prevailing interest rates and the interest rates on some obligations with Floating Interest Rates held by the Fund (including the interest rates on nominal amounts in the Fund's interest rate swap transactions) will not move precisely in the same direction or amount, in other words, there will be an imperfect correlation between these rates. These imperfect correlations may cause the Fund's Net Asset Value to fluctuate. A sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's Net Asset Value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's Net Asset Value.

ILLIQUID SECURITIES The Fund does not limit the amount of its investments that are not readily marketable or are subject to restrictions on resale. Corporate Loans and Corporate Debt Securities in which the Fund invests are in the process of becoming more readily marketable and may be subject to significant restrictions on resale. They do not have the liquidity of conventional investment grade debt securities and certain of these loans and debt securities may be considered Illiquid. As the market for Corporate Loans and Corporate Debt Securities continues to mature, the manager expects that liquidity will continue to improve.

In the event that the Fund voluntarily or involuntarily liquidates these assets, it may not get the full value of the assets. The Fund may have difficulty disposing of Illiquid portfolio securities. This may make it difficult for the Fund to raise proceeds to repurchase Common Shares in a Repurchase Offer. The Board will consider liquidity when it determines the percentage of the Fund's outstanding Common Shares that the Fund will offer to repurchase in a Repurchase Offer. The Board will also consider the liquidity of the Fund's portfolio securities when it determines whether to suspend or postpone a Repurchase Offer. See "How Are Common Shares Valued?" in the SAI for information regarding valuation of Illiquid Corporate Loans and Corporate Debt Securities.


FINANCIAL INSTITUTIONS As discussed above, the Fund will invest more than 25% of its total assets in the securities of the following issuers as a group: commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with these institutions, both individually and as a group.

Banking and thrift institutions are subject to extensive governmental regulations. These regulations may limit both the amounts and types of loans and other financial commitments which the institutions may make and the interest rates and fees which the institutions may charge. The profitability of these institutions largely depends upon the availability and cost of capital funds. Their profits have recently fluctuated significantly as a result of volatile interest rate levels. In addition, general economic conditions influence the operations of these institutions. Financial institutions are exposed to credit losses which result when borrowers suffer financial difficulties.

Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers.

These industries are currently undergoing rapid change as existing distinctions between different businesses become blurred. Recent business combinations have included insurance, finance and securities brokerage under single ownership.


EFFECTS OF BORROWING AND LEVERAGE The Fund is authorized to borrow money and has arranged a credit facility with a bank, which permits it to borrow funds to meet unfunded commitments in connection with investments or to make repurchases of shares in Repurchase Offers for Common Shares. There is a risk that the costs of borrowing may exceed the income and appreciation, if any, on assets acquired with the borrowed funds. If this occurs, the use of leverage will reduce the investment performance of the Fund compared with what it would have been without leverage. When the Fund borrows money, the lender will have the right to receive scheduled interest and principal payments. The lender's right to such payments will be senior to those of the holders of Common Shares. The terms of any such borrowings may limit certain activities of the Fund, including the payment of dividends to holders of Common Shares.

Furthermore, the lenders may be granted certain voting rights if the Fund Defaults in the payment of interest or repayment of principal. Subject to its ability to liquidate its relatively Illiquid portfolio securities, the Fund intends to repay the borrowings in the event that the borrowings would impair the Fund's status as a regulated investment company under the Code. Interest payments and fees paid by the Fund on any borrowings will reduce the amount of income it has available to pay as dividends to the Fund's shareholders.


The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

Leverage creates certain risks for holders of Common Shares. Leveraging by the Fund creates an opportunity for greater total return but, at the same time, increases exposure to losses. The Net Asset Value of Common Shares may be more volatile than if the Fund were not leveraged. These risks may be reduced through the use of borrowings that have Floating Interest Rates.




CREDIT RISK Corporate Loans and Corporate Debt Securities may constitute substantially all of the Fund's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The Fund is subject to the risk that the scheduled interest or principal payments on Corporate Loans, Corporate Debt Securities and other debt obligations in its portfolio will not be paid. If the Borrower fails to pay scheduled interest or principal on a Corporate Loan or Corporate Debt Security, the income of the Fund or the value of its investments may be adversely affected. In turn, this may reduce the amount of dividends or the Net Asset Value of the Fund's Common Shares. The Fund's receipt of principal and interest payments on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any Intermediate Participant. To reduce credit risk, the manager actively manages the Fund as described above.


Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Fund may invest. See "What Kinds of Securities Does the Fund Purchase? - The Manager's Credit Analysis." These credit risks include an increased possibility that the Borrower may Default on the Corporate Loan or Corporate Debt Security, or may go into bankruptcy. The Fund may have more difficulty selling highly leveraged Corporate Loans and Corporate Debt Securities than other Corporate Loans and Corporate Debt Securities because they are less liquid. The value of such Corporate Loans and Corporate Debt Securities is more volatile in response to interest rate fluctuations. The Corporate Loans and Corporate Debt Securities in which the Fund invests generally are not rated by any NRSRO.


The Fund may own Corporate Loans and Corporate Debt Securities of a Borrower who files for protection under Chapter 11 of the U.S. Bankruptcy Code. The Fund also may purchase Corporate Loans and Corporate Debt Securities that are issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. The Fund may purchase Corporate Loans and Corporate Debt Securities that are in default as to the payment of interest or principal or both and with respect to which no interest or principal may be paid for a period of time. The Fund will purchase these obligations only if they hold a senior position in the Borrower's capitalization structure and, in the case of obligations that are not then currently paying interest or principal or both, the manager has determined that such obligations will either begin paying interest or principal or both soon enough to, or may be disposed of at a value that will, meet the investment goals and strategies of the Fund. Also, the manager will determine that such obligations are a suitable investment by the Fund. However, many Borrowers will have non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may have difficulty making its payments under such bonds and other subordinated debt obligations. These difficulties may damage the Borrower's credit rating or its ability to obtain financing for short-term cash flow needs. This may force the Borrower into bankruptcy or other forms of credit restructuring.

The terms of the Corporate Loans and Corporate Debt Securities require that collateral be maintained at a value at least equal to 100% of the amount of such Corporate Loan or Corporate Debt Security. However, the value of the collateral may decline after the Fund invests in the Corporate Loan or Corporate Debt Security. In addition, collateral securing the loan may be found invalid or may be used to pay other outstanding obligations of the Borrower, under applicable law. If this happens, there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.


In the event that a Borrower Defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate. In fact, a majority of the collateral may be Illiquid. As a result, the Fund might not receive payments to which it is entitled.

COLLATERAL IMPAIRMENT Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Fund's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the Agent Bank and Lenders or under the terms of a loan agreement as the creditworthiness of the Borrower improves.


There are risks which may cause the collateral to be insufficient in the event that a Borrower Defaults on a Corporate Loan or Corporate Debt Security. In most credit agreements, there is no formal requirement to pledge additional collateral if the value of the collateral declines subsequent to the Fund's investment in the Corporate Loan or Corporate Debt Security.

There is the risk that the collateral may be difficult to liquidate. In fact, a majority of the collateral may be Illiquid. Consequently, the Fund might not receive payments to which it is entitled. This may result in a decline in the value of the investment and, in turn, a decline in the Net Asset Value of the Fund's Common Shares.


There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. On occasions when such stock cannot be pledged, the Corporate Loan or Corporate Debt Security will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets.

If a Borrower becomes involved in bankruptcy proceedings, the Fund's access to the collateral may be limited by bankruptcy and other laws. This risk is increased when a Corporate Loan or Corporate Debt Security is made in connection with a highly leveraged transaction. In the event that a court decides that the Fund's access to the collateral is limited or void, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due to it. The risks of collateral impairment are further described in the SAI in the section entitled "What Are the Risks of Investing in the Fund? - Collateral Impairment."

PREPAYMENTS Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a Corporate Loan, Corporate Debt Security or other investment with a lower yielding security. This may adversely affect the Net Asset Value of Common Shares.


LIMITATIONS ON AVAILABILITY OF CORPORATE LOANS, PARTICIPATION INTERESTS, ASSIGNMENTS AND CORPORATE DEBT SECURITIES. Direct investments in Corporate Loans and, to a lesser degree, investments in Participation Interests or Assignments may from time to time have only limited availability. Consequently, there is a risk that the Fund may not be able to invest 80% or more of its net assets in Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities, as described above. Limitations on the availability of these investments may be due to a number of factors. There may be more willing purchasers of direct Corporate Loans compared to the available loans. Direct Lenders also may allocate only a small number of Corporate Loans to investors, such as the Fund. Also, the Lenders or the Agent Bank may have an incentive to market the less desirable Corporate Loans, Participation Interests or Assignments to investors such as the Fund while retaining the more attractive investments for themselves. This reduces the availability of the more desirable investments. There is a risk that the assets of the Fund may not be promptly and effectively invested during periods when the Fund is experiencing a large inflow of assets.

The availability of Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities may from time to time reduce the Fund's ability to readily comply with the Fund's investment policy regarding non-concentration in a single industry. See "Other Investment Policies - Non-Concentration in a Single Industry." This means that to the extent that the Fund is not investing its assets primarily in Corporate Loans, Participation Interests, Assignments and Corporate Debt Securities due to the foregoing risks, the Fund may be unable to achieve its investment goal.


FOREIGN INVESTMENTS As noted above, the Fund may invest in Corporate Loans and Corporate Debt Securities that are made to, or issued by, foreign Borrowers and U.S. subsidiaries of foreign Borrowers, if the Borrower passes the same creditworthiness analysis that the manager uses for U.S. Borrowers and the loans and securities are U.S. dollar-denominated, or the Fund uses a foreign currency swap for payments in U.S. dollars. These obligations may involve risks not typically involved in domestic investments and the risks can be significantly magnified for investments in foreign countries that are emerging market countries.

CURRENCY FLUCTUATIONS. To the extent the Fund uses foreign currency swaps for Corporate Loans or Corporate Debt Securities, transactions in foreign securities may be conducted in local currencies. In these transactions U.S. dollars must often be exchanged for another currency when an obligation is bought or sold or a dividend is paid. Likewise, security price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, boosting or offsetting its local market return. Currency risk cannot be eliminated entirely.


INCREASED COSTS. It is more expensive for the Fund to purchase and sell Corporate Loans and Corporate Debt Securities in foreign markets than in the U.S. markets. Investment companies, such as the Fund, offer an efficient way for individuals to invest abroad, but the overall expense ratios of international investment companies are usually higher than the overall expense ratios of investment companies that invest in U.S. obligations.

POLITICAL AND ECONOMIC FACTORS. The economies, markets, and political structures of a number of the countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will entail greater risk and may be subject to erratic and abrupt price movements. This was especially true for emerging market countries.

LEGAL, REGULATORY, AND OPERATIONAL. Certain foreign countries may impose restrictions on foreign investors, such as the Fund. These restrictions may take the form of prior governmental approval, limits on the amount and type of obligations held by foreigners, limits on the types of companies in which foreigners may invest, exchange controls and other actions that restrict the purchase or sale of assets or result in a loss of assets. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments. In certain foreign countries, there is the possibility that the government or a government agency may take over the assets of the Fund for political or economic reasons or impose taxation that is so heavy that it amounts to confiscation of the assets taxed.


Certain foreign countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S. In certain foreign countries, the financial institutions with which the Fund deals may have custody and settlement practices, such as delays, which could subject the Fund to risks not customary in the U.S. Information about foreign Borrowers may differ from that available for U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. In addition, the markets for Corporate Loans and Corporate Debt Securities in foreign countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the United States.

PRICING. Corporate Loans and Corporate Debt Securities may be purchased or sold on days (such as Saturdays) when the Fund does not account for their prices in calculating its Net Asset Value. As a result, the Fund's Net Asset Value may change significantly on days when shareholders cannot purchase Common Shares, or for repurchases of Common Shares, between the date on which a shareholder tenders Common Shares for repurchase by the Fund and the date on which the repurchase price of the Common Shares is determined. See "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders."


EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.


RISK OF DECLINE IN NAV DUE TO REPURCHASES The NAV may decline as a result of the Fund's sales of portfolio securities to finance a repurchase offer. The Fund may be required to sell portfolio securities to raise cash to finance a Repurchase Offer, which may cause the market prices of the Fund's portfolio securities, and hence the Fund's NAV, to decline. If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue until or beyond the Repurchase Pricing Date. Because the price per share to be paid in the Repurchase Offer will depend upon the NAV per share as determined on the actual pricing date, the consideration received by tendering shareholders would be reduced if the decline continued until the actual pricing date. In addition, the sale of portfolio securities will increase the Fund's transaction expenses, and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund. Accordingly, because of the Repurchase Offer, the Fund's NAV per share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the NAV per share for non-tendering shareholders.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS In the event that short-term interest rates increase or other market conditions change, the Fund's leverage could adversely affect holders of Common Shares, as noted above. If such changes occur or are anticipated, the Fund may attempt to shorten the average maturity of its investment portfolio. This would tend to decrease the negative impact of leverage on holders of Common Shares. To do this, the Fund would purchase securities with generally shorter maturities.

ANTI-TAKEOVER PROVISIONS The Declaration of Trust contains terms that limit the ability of other entities to acquire control of the Fund or to change the Board. These provisions may prevent you from selling your Common Shares at a premium because a third party will be discouraged from attempting to obtain control of the Fund. See "Description of Common Shares - Certain Anti-Takeover Provisions of the Declaration of Trust."

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.


INVESTMENT MANAGER. Franklin Advisers, Inc. manages the Fund's assets. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $246 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions.

PORTFOLIO MANAGERS.
Chauncey F. Lufkin
Senior Vice President of Franklin Advisers, Inc.

Mr. Lufkin is a Vice President of the Fund and has been the portfolio manager of the Fund since its inception. Mr. Lufkin has been a portfolio manager of Franklin Advisers, Inc. since 1990. He was formerly an employee of Manufacturers Hanover Trust Co. (now J.P. Morgan Chase & Co.), where he worked in the Acquisition Finance Group specializing in structuring and negotiation of leveraged transactions, and formerly an employee of Security Pacific National Bank (now Bank of America).

Richard S. Hsu CFA,
Portfolio Manager of Franklin Advisers, Inc.

Mr. Hsu has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

MANAGEMENT FEES. For the fiscal year ended July 31, 2001, management fees before any advance waiver were 0.80% of the average net assets of the Fund. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investing in a Franklin Templeton money fund, the Fund paid 0.78% of its average net assets to the manager for its services. This reduction is required by the Fund's Board and an exemptive order by the Securities and Exchange Commission.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. Under its agreement with the Fund, FT Services is entitled to a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended July 31, 2001, administration fees totaled 0.09%. Please see "Investment Management and Other Services" in the SAI for more information.

SHAREHOLDER SERVICING AND TRANSFER AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated at an annual rate of 0.40% of the Fund's average daily net assets. The Fund also may reimburse Investor Services for certain out-of-pocket expenses.


PORTFOLIO TRANSACTIONS BY THE FUND

The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Common Shares, as well as shares of other funds in Franklin Templeton Investments, when selecting a broker or dealer.

The Fund engages in trading when the manager has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment goal, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.


The Fund's annual portfolio turnover rate is not expected to exceed 100%. The rate may vary greatly from year to year and will not be a limiting factor when the manager deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the manager believes it is appropriate to do so. Sales will be made without regard to the length of time the security may have been held. Large Common Share repurchases by the Fund during the quarterly or discretionary Repurchase Offers may require the Fund to liquidate portions of its securities holdings for cash to repurchase the Common Shares. The liquidation of such holdings may result in a higher than expected annual portfolio turnover rate. A 100% annual portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.


Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund advertises its performance. Performance information may include its current yield, current distribution rate or total return for specific time periods.

The current yield of the Fund shows the income generated by an investment in the Fund over a stated period. The current distribution rate shows the dividends or distributions paid to the Fund's shareholders. This rate is usually computed by annualizing the monthly distribution paid per share during a certain period and dividing that amount by the current maximum offering price. Total return is the change in value of an investment over a given period. Total return assumes any dividends and capital gains are reinvested.

Performance figures will reflect the imposition of the Early Withdrawal Charge but additional performance figures that are calculated without reflecting the Early Withdrawal Charge may be presented.

Performance figures are always based on the Fund's past performance and do not guarantee future results. The Fund's yield and distribution rate are expected to fluctuate. Total return will also vary, depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities that the Fund owns, the Fund's operating expenses and the amount of capital gains or losses during the period. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TO BUY COMMON SHARES

CONTINUOUS OFFERING

The Fund continuously offers Common Shares through Distributors and other Securities Dealers that have entered into dealer agreements with Distributors. The Fund or Distributors may suspend the continuous offering of Common Shares at any time without prior notice. Similarly, the Fund or Distributors may resume the offering at any time. If there is a suspension of the offering of Common Shares, shareholders who reinvest their distributions in additional Common Shares will be permitted to continue to make those reinvestments.


During the continuous offering, the Fund offers Common Shares at the public offering price, which is the Net Asset Value per share next determined after Distributors receives your purchase order and payment. As of November 8, 2001, the Net Asset Value per share for Common Shares was $8.72. For purchase orders and payments received by Distributors or Securities Dealers prior to the close of business on the NYSE (generally, 1:00 p.m., Pacific time) (including orders received after the close of business on the previous business day), the offering price will be the Net Asset Value determined as of the close of business on the NYSE on that day. For purchases by wire, if the purchase order is received by 1:00 p.m., Pacific time, and the bank receives the wired payment by 3:00 p.m., Pacific time, on the same day, the offering price will be the Net Asset Value determined as of the close of business on the NYSE on that day. If Distributors or a Securities Dealer receives your purchase order and payment after the close of business on the NYSE, the order is considered received on the next business day. Any order may be rejected by Distributors or the Fund.

In the course of a Repurchase Offer, Distributors or an affiliate may inadvertently acquire a small amount (expected to be less than 5%) of Common Shares which it may wish to resell. The Common Shares repurchased in these circumstances will not be subject to any investment restriction, and the Common Shares may be resold in a subsequent Repurchase Offer. This inadvertent acquisition would result from the administrative complexities that arise because a Repurchase Offer is confined to a specific percentage of the outstanding Common Shares, and the Common Shares tendered by shareholders during a particular Repurchase Offer may exceed the percentage limit of that Repurchase Offer. In that situation, the Fund is required to repurchase Common Shares on a pro rata basis, as described below. See "Periodic Offers By the Fund to Repurchase Common Shares From Shareholders."

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.


1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                        INITIAL                 ADDITIONAL
-------------------------------------------------------------------------------
Regular accounts                        $1,000                  $50
-------------------------------------------------------------------------------
Automatic investment plans              $50 ($25 for an         $50 ($25 for an
                                        Education IRA)          Education IRA)
-------------------------------------------------------------------------------
UGMA/UTMA accounts                      $100                    $50
-------------------------------------------------------------------------------

We reserve the right to change the amount of these minimums for certain purchases. We also reserve the right to restrict or refuse any order to buy Common Shares, including any purchases under the exchange privilege.


3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Services to Help You Manage Your Account" on page 56). For example, if you would like to link one of your bank accounts to your fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


4. Make your investment using the table below.

METHOD                    STEPS TO FOLLOW
-------------------------------------------------------------------------------
BY MAIL                   For an initial investment:
                             Return the application to the Fund with your check made payable to the Fund.

                          For additional investments:
                             Send a check made payable to the Fund. Please include your account number on the check.

-------------------------------------------------------------------------------
BY WIRE                   1. Call Shareholder Services or, if that number is
                             busy, call 1-650/312-2000 collect, to receive
1-800/632-2301               a wire control number and wire instructions. You
(or 1-650/312-2000           need a new wire control number every time you
collect)                     wire money into your account. If you do not have
                             a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return
                             return your signed application to the Fund.

                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds to
                          the fund by 3:00 p.m. Pacific time, we will credit
                          the purchase to your account that day. If we receive
                          your call after 1:00 p.m. or the bank receives the
                          wire after 3:00 p.m., we will credit the purchase to
                          your account the following business day.
-------------------------------------------------------------------------------
THROUGH YOUR              Contact your investment representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------

BY PHONE/ONLINE           OPENING AN ACCOUNT:   If you have another Franklin
                          Templeton account with your bank account information on file, you may open a new account by phone. At this time, a new account may not be opened online.

(Up to $100,000           To make a same day investment, your phone order
per shareholder           must be received and accepted by us by 1:00 p.m.
per day)                  Pacific time or the close of the New York Stock
                          Exchange, whichever is earlier.
1-800/632-2301
                          ADDING TO AN ACCOUNT: Before requesting a telephone
frankintempleton.com      or online purchase into an existing account,
                          please make sure we have your bank account information
NOTE: CERTAIN ACCOUNT     account information on file. If we do not have this
TYPES ARE NOT AVAILABLE   information, you will need to send written
FOR ONLINE ACCOUNT        instructions with your bank's name and address, a
ACCESS                    voided check or savings account deposit slip, and a
                          signature guarantee if the bank and Fund accounts do do not have at least one common owner.

                          To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

-------------------------------------------------------------------------------

MAY I BUY COMMON SHARES IN CONNECTION WITH RETIREMENT PLANS?


Retirement plan investors should be aware of the following features of the Fund which may impact their decision as to whether the Fund is an appropriate investment for a retirement plan. Common Shares are not liquid; unlike open-end mutual fund shares, they are not redeemable on each day that the Fund is open for business; and unlike traditional closed-end funds, Common Shares of the Fund do not trade on any exchange and thus cannot readily be sold. Although the Fund has adopted policies to provide quarterly Repurchase Offers, these Repurchase Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Additionally, even during a Repurchase Offer shareholders may not be able to have all of the Common Shares they wish to tender be repurchased by the Fund. If the number of Common Shares tendered by all shareholders exceeds the repurchase amount authorized by the Board, the Fund may not be able to repurchase all Common Shares submitted and thus may repurchase Common Shares on a pro rata basis. The Fund also imposes an Early Withdrawal Charge on the proceeds payable to shareholders from the Fund's repurchase of Common Shares tendered by shareholders within 12 months of their purchase. Certain waivers to this Early Withdrawal Charge are discussed below.


The features described above could result in a retirement plan paying an Early Withdrawal Charge and/or not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets, for example, to 10%, that is invested in the Fund.

The Fund does not monitor retirement plan requirements for any investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Plan documents are required for all retirement plans. Bank and Trust can provide the plan documents for you and serve as custodian or trustee.

Bank and Trust can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For a retirement plan brochure or application, call Retirement Services.

PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for purchases of Common Shares. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. For purchases of Common Shares - 1.00% of the dollar amount of Common Shares sold by the Securities Dealer. This payment consists of 0.75% of sales commission and 0.25% of service fee (for the first year's services). For purchases of $3 million or more where the Securities Dealer has waived this payment, the Common Shares purchased will qualify for a waiver of the Early Withdrawal Charge. In these circumstances Distributors will pay Securities Dealers quarterly at an annual rate of up to 0.50% of the dollar amount invested beginning immediately after the Common Shares are purchased.

2. Purchases by trust companies and bank trust departments, and Eligible Governmental Authorities - up to 0.25% of the amount invested

A Securities Dealer may receive only one of these payments for each qualifying purchase. For Securities Dealers who receive payments described in paragraph 1 above, if Common Shares remain outstanding for at least twelve months from the date of their original purchase, Distributors will, beginning in the thirteenth month, compensate the Securities Dealer quarterly at an annual rate of 0.50% of the value of the Common Shares sold by the Securities Dealer and remaining outstanding.

Broker-dealers or others who have entered into an agreement with Distributors for clients participating in comprehensive fee programs will not receive the payment described in paragraph 1 above for Common Shares sold. Beginning immediately after the Common Shares are purchased, they will, however, be eligible to receive quarterly payments at an annual rate of 0.50% of the value of the Common Shares sold and remaining outstanding.

The total compensation paid to selected Securities Dealers and Distributors, including, but not limited to, the compensation paid at the time of purchase, the quarterly payments mentioned above and the Early Withdrawal Charge will not amount to more than 8.00% of the initial gross proceeds of the offering and will comply with the National Association of Securities Dealers, Inc. Conduct Rule regarding sales charges of open-end investment companies.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy Common Shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

PERIODIC OFFERS BY THE FUND TO REPURCHASE COMMON SHARES FROM SHAREHOLDERS


The Fund is not aware of any currently existing secondary market for Common Shares and does not anticipate that a secondary market will develop for Common Shares. A secondary market is a market, exchange facility or system for quoting bid and asking prices where securities such as the Common Shares can be readily bought and sold among holders of the securities after they are initially distributed. Without a secondary market, Common Shares are not liquid, which means that they are not readily marketable. However, the Fund has taken action to provide liquidity to shareholders. The Fund has adopted share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities. These policies provide that each quarter, the Fund will make a Repurchase Offer to repurchase a portion of the outstanding Common Shares from shareholders who request repurchases. The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements (described in the notice of the Repurchase Offer) are met. See "Suspension or Postponement of Repurchase Offer." The price of the repurchases of Common Shares normally will be the Net Asset Value per share determined as of the close of business (1:00 p.m. Pacific time) on the date the Repurchase Offer ends or within a maximum of fourteen days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURES. At the beginning of each Repurchase Offer, the Fund will send to its shareholders a written notification about the Repurchase Offer, how they may request that the Fund repurchase their Common Shares and the deadline for shareholders to provide their repurchase requests to Investor Services (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification to the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer the Fund will establish the Repurchase Request Deadline based on factors, such as market conditions, liquidity of the Fund's assets and shareholder servicing considerations. The repurchase price of the Common Shares will be the Net Asset Value as of the close of the NYSE on the date on which the repurchase price of the Common Shares will be determined (the "Repurchase Pricing Date"). It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the fourteenth day after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. Within such fourteen day period, the Fund may use an earlier Repurchase Pricing Date under certain circumstances.

The Board may establish other policies for repurchases of Common Shares that are consistent with the 1940 Act and other pertinent laws. Once every two years, the Board may, if it chooses, make an additional Repurchase Offer for repurchase of Common Shares in addition to regular quarterly Repurchase Offers. Common Shares tendered by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders, in cash, within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

REPURCHASE AMOUNTS. The Board, in its sole discretion, will determine the number of Common Shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of Common Shares outstanding on the Repurchase Request Deadline. A Repurchase Offer is expected to conclude near the end of every calendar quarter each year.

If shareholders tender more than the Repurchase Offer Amount for a given tender Offer, the Fund may repurchase an additional amount of Common Shares of up to 2% of the Common Shares outstanding on the Repurchase Request Deadline. If Fund shareholders tender more Common Shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the 2% additional Common Shares, the Fund will repurchase the Common Shares on a pro rata basis, rounded down to the nearest full share. The Fund may, however, accept all Common Shares tendered by shareholders who own less than one hundred Common Shares and who tender all their Common Shares, before accepting on a pro rata basis Common Shares tendered by other shareholders.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be sent to each beneficial owner of Common Shares between twenty-one and forty-two days before each Repurchase Request Deadline. The notice will include detailed instructions on how to tender Common Shares. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, latest Repurchase Pricing Date, and latest Repurchase Payment Deadline. The notice will state that the NAV may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest Repurchase Pricing Date under certain circumstances. The notice will describe (i) the procedures for you to tender your Common Shares, (ii) the procedures for the Fund to repurchase Common Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable you to withdraw or modify your tenders of Common Shares prior to the Repurchase Request Deadline.

REPURCHASE PRICE. The current Net Asset Value of the Common Shares is computed daily and will be computed daily on the five business days before a Repurchase Request Deadline. The Board has determined that the time at which the Net Asset Value will be computed will be as of the close of the NYSE. You may call Fund Information at 1-800/DIAL BEN to learn the Net Asset Value per share. The notice of the repurchase offer will give the Net Asset Value per share as of a recent date, and a toll-free number for information regarding the Repurchase Offer. During the period from notification to shareholders of a Repurchase Offer until the Repurchase Pricing Date, the Fund will maintain liquid assets equal to 100% of the Repurchase Offer Amount.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not "interested persons" of the Fund, as defined in the 1940 Act (Independent Trustees), vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (b) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine its NAV; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will send to its shareholders notice of any suspension or postponement and notice of any renewed repurchase offer after a suspension or postponement.


SPECIAL CONSIDERATIONS OF REPURCHASES. As required by the 1940 Act, a majority of the Board consists of Independent Trustees. In addition, the Independent Trustees will select and nominate any additional Independent Trustees.


The Fund has arranged a credit facility with a bank under which it may borrow to finance the repurchase of Common Shares through Repurchase Offers. Any such borrowings will comply with the Fund's investment restrictions on borrowing. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage" above, and "Investment Restrictions" in the SAI.

Because there likely will not be a secondary market for Common Shares, quarterly and any additional discretionary Repurchase Offers will provide the only source of liquidity for shareholders. If a secondary market were to develop for Common Shares, however, the market price per share of the Common Shares could, at times, vary from the Net Asset Value per share. A number of factors could cause these differences, including relative demand and supply of Common Shares and the performance of the Fund. Repurchase Offers for Common Shares at Net Asset Value would be expected to reduce any spread or gap that might develop between Net Asset Value and market price. However, there is no guarantee that these actions would cause Common Shares to trade at a market price that equals or approximates Net Asset Value per share.

Although the Board believes that Repurchase Offers will generally benefit shareholders, the Fund's repurchase of Common Shares will decrease the Fund's total assets. The Fund's expense ratio also may increase as a result of Repurchase Offers (assuming the repurchases are not offset by the issuance of additional Common Shares). Such Repurchase Offers also may result in less investment flexibility for the Fund depending on the number of Common Shares repurchased and the success of the Fund's continuous offering of Common Shares. In addition, when the Fund borrows money for the purpose of financing the repurchase of Common Shares in a Repurchase Offer, interest on the borrowings will reduce the Fund's net investment income. It is the Board's announced policy (which the Board may change) not to repurchase Common Shares in a Repurchase Offer over the minimum amount required by the Fund's fundamental policies regarding Repurchase Offers if the Board determines that the repurchase is not in the Fund's best interest.

Repurchases through Repurchase Offers may significantly reduce the asset coverage of any borrowings or outstanding senior securities. The Fund may not repurchase Common Shares if the repurchases result in its asset coverage levels falling below the levels required by the 1940 Act. As a result, in order to repurchase all Common Shares tendered, the Fund may have to repay all or part of its outstanding borrowings or redeem all or part of its outstanding senior securities to maintain the required asset coverage. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage." Also, the size of any particular Repurchase Offer may be limited (beyond the minimum amount required for the Fund's fundamental policies) for the reasons discussed above or as a result of liquidity concerns.

To complete a Repurchase Offer for the repurchase of Common Shares, the Fund may be required to sell portfolio securities. This may cause the Fund to realize gains or losses at a time when the manager would otherwise not do so.

The Board will consider other means of providing liquidity for shareholders if Repurchase Offers are ineffective in enabling the Fund to repurchase the amount of Common Shares tendered by shareholders. These actions may include an evaluation of any secondary market that may exist for Common Shares, and a determination of whether that market provides liquidity for shareholders. If the Board determines that a secondary market (if any) failed to provide liquidity for shareholders, the Board intends to consider all available options to provide liquidity. One possibility that the Board may consider is listing the Common Shares on a major domestic stock exchange or arranging for the quotation of Common Shares on an over-the-counter market. Alternatively, the Fund might repurchase Common Shares periodically in open-market or private transactions, provided the Fund can do so on favorable investment terms. The Board will cause the Fund to take any action the Board deems necessary or appropriate to provide liquidity for the shareholders in light of the specific facts and circumstances.

The Fund's repurchase of tendered Common Shares is a taxable event. The Fund will pay all costs and expenses associated with the making of any Repurchase Offer. An Early Withdrawal Charge will be imposed on certain Common Shares that have been held for less than twelve months and are accepted for repurchase pursuant to a Repurchase Offer, subject to certain waivers. See "Early Withdrawal Charge" below.

In accordance with applicable rules of the SEC in effect at the time of the offer, the Fund also may make other offers to repurchase Common Shares that it has issued.

EARLY WITHDRAWAL CHARGE

The Early Withdrawal Charge will be imposed on the proceeds payable to shareholders from the Fund's repurchase of certain Common Shares tendered by shareholders in a Repurchase Offer. Repurchased Common Shares that were purchased by the shareholder and held for less than twelve months are subject to the Early Withdrawal Charge. The Early Withdrawal Charge will not be imposed on Common Shares that were acquired through the reinvestment of distributions, or Common Shares that were purchased more than one year prior to repurchase by the Fund in a Repurchase Offer. The Early Withdrawal Charge is paid to Distributors and is imposed to recover offering and distribution expenses incurred by Distributors. The Early Withdrawal Charge is 1% of the Net Asset Value of the tendered Common Shares on the Repurchase Pricing Date or the Net Asset Value of the Common Shares at the time of purchase, whichever is less.


In determining whether an Early Withdrawal Charge is payable, the Fund will repurchase Common Shares in the following order: first, Common Shares that have been held more than twelve months or that are otherwise exempt from imposition of the Early Withdrawal Charge; and second, if there are not enough of these Common Shares to meet your request, Common Shares subject to the Early Withdrawal Charge in the order they were purchased.

WAIVERS OF THE EARLY WITHDRAWAL CHARGE. The Early Withdrawal Charge may be waived under certain circumstances. Certain distributions, payments or redemption proceeds that you receive and use to buy Common Shares of the Fund will exempt those Common Shares from the Early Withdrawal Charge if you invest them in those Common Shares within 365 days of their repurchase or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton fund (Class A, Advisor or Class Z only).

2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

3. Redemption proceeds from the sale of shares of any Franklin Templeton fund (Class A, Advisor or Class Z only) if you were originally subject to an initial or Contingent Deferred Sales Charge at the time of purchase or qualified to purchased shares at Net Asset Value and you reinvest the money in Common Shares. If the proceeds are from the redemption of Class A shares, you must have held the originally purchased Class A shares for 12 consecutive months or more. This waiver does not apply to exchanges.

The Early Withdrawal Charge will not be waived if the shares were subject to an Early Withdrawal Charge or a Contingent Deferred Sales Charge when they were repurchased or redeemed. We will, however, credit your account in Common Shares, at the current Net Asset Value, in proportion to the amount reinvested for any Early Withdrawal Charge or Contingent Deferred Sales Charge paid in connection with the earlier repurchase or redemption, but barring any other applicable waivers, your Common Shares will be subject to the Early Withdrawal Charge if you tender them for repurchase and the repurchase occurs within twelve months.

If you immediately placed your repurchase or redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

Also, various individuals and institutions may buy Common Shares of the Fund without being subject to the Early Withdrawal Charge, including:

1. Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton funds or Franklin Templeton Investments, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days.

 9. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

10. Accounts managed by Franklin Templeton Investments

11. Certain unit investment trusts and their holders reinvesting distributions from the trusts

We also waive the Early Withdrawal Charge for:

o   Account Fees

o   Redemptions following the death of the shareholder or beneficial owner

o Purchases of $2 million or more if the Securities Dealer of record received a payment from Distributors of 0.50% or less in connection with the purchase.


If you qualify for a waiver from the Early Withdrawal Charge, please fill in the applicable blank on the repurchase offer/request form you receive as notification of the Repurchase Offer or, if your Common Shares are held in street name or nominee name, include a written statement with your instructions to the broker, dealer or other institution holding such Common Shares for you regarding the Repurchase Offer, explaining which privilege described above applies. If you do not fill in the applicable blank or include this statement, the Fund cannot guarantee you will receive the waiver.




EXCHANGES


We offer a wide variety of funds. If you would like, you can move your investment in Common Shares from your fund account to an existing or new account in another Franklin Templeton fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction. You may request an exchange into another Franklin Templeton fund in conjunction with submitting your Common Shares for repurchase by the Fund during a quarterly or discretionary Repurchase Offer. YOU MAY EXCHANGE YOUR COMMON SHARES FOR SHARES OF ANOTHER FRANKLIN TEMPLETON FUND ONLY IN CONJUNCTION WITH REPURCHASE OFFERS, AND ONLY IF YOU HAVE HELD THE COMMON SHARES THAT YOU WISH TO EXCHANGE FOR TWELVE MONTHS. SHAREHOLDERS OF ANOTHER FRANKLIN TEMPLETON FUND MAY, HOWEVER, EXCHANGE THEIR SHARES FOR COMMON SHARES OF THE FUND ON A CONTINUOUS BASIS EACH BUSINESS DAY.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton funds do not accept exchanges and others may have different investment minimums.

Exchanges will be completed at Net Asset Value. Shareholders in Class A shares of other Franklin Templeton funds may exchange their shares for Common Shares. We will not assess a Contingent Deferred Sales Charge at the time you exchange shares of such other funds. Any such shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will be subject to the Early Withdrawal Charge for any remaining time such shares would have been subject to the Contingent Deferred Sales Charge up to one year after the original purchase.


You may request an exchange over the phone (1-800-632-2301) provided that you do not hold share certificates for the Common Shares or other Franklin Templeton fund shares you want to exchange. If your shares are held in street or nominee name, please contact your Securities Dealer to request an exchange by telephone. Otherwise, appropriate written instructions, signed by all registered owners, must accompany your exchange request. When you submit your repurchase request during a Repurchase Offer, please be sure to fill in the applicable blank on the repurchase offer/request form you receive as in your notification of the Repurchase Offer, or if your Common Shares are held in street name or nominee name, include a written request with your instructions to the broker, dealer or other institution holding such Common Shares for you regarding the Repurchase Offer.


You must also include any outstanding share certificates for the Common Shares you want to exchange.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may exchange your Common Shares only for Class A shares of another Franklin Templeton fund.

o You must have owned the Common Shares that you wish to exchange into another Franklin Templeton fund for twelve months before you may exchange shares (unless those Common Shares were purchased by an exchange from a Class A Franklin Templeton fund).


o  YOU MAY EXCHANGE YOUR COMMON SHARES ONLY IN CONJUNCTION WITH A REPURCHASE
   OFFER.


o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Common Shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange Common Shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o  Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange Common Shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares dividends from its net investment income. The Fund's net investment income is reduced by interest on the Fund's borrowings, and dividends or interest on any senior securities issued by the Fund. Dividends are declared daily (on business days) and paid monthly to holders of Common Shares. Capital gains, if any, are distributed at least annually to shareholders, usually in December. Common Shares accrue dividends beginning the day after we receive your money or settlement of a wire trade for purchase of shares, whichever is later, and continues to accrue until your request that the Fund repurchase your shares is processed after the Repurchase Request Deadline.


Under the 1940 Act, the Fund may not incur indebtedness unless the Fund has asset coverage of at least 300% of the aggregate outstanding indebtedness immediately after the borrowing. Also, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any of its capital stock, unless the Fund has, at the time of either the declaration or the purchase, asset coverage of at least 300% of the aggregate indebtedness, after deducting the amount of the distribution or purchase price, as applicable. This latter limitation - and a limitation on the Fund's ability to declare cash dividends or other distributions on Common Shares while any shares of preferred stock are outstanding - may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company. See "What Are the Risks of Investing in the Fund? - Effects of Borrowing and Leverage" and "How Taxation Affects the Fund and Its Shareholders."


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Common Shares shortly before the Fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

Dividends and other distributions will be taxable to shareholders whether they are reinvested in Common Shares or received in cash. See "How Taxation Affects the Fund and Its Shareholders."

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL COMMON SHARES OF THE FUND - You may buy additional Common Shares of the Fund (without imposition of an Early Withdrawal Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional Common Shares and maintain or increase your earnings base.

2. BUY CLASS A SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Class A shares of another Franklin Templeton fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTION 3 OF THE ACCOUNT APPLICATION OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN COMMON SHARES OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option. For Bank and Trust retirement plans, special forms are required to receive distributions in cash.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Common Shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING
By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:


PERIOD              WITHHOLDING RATE
------------------------------------------
Before 8/7/01             31%
8/7/01 - 12/31/01       30.5%
1/1/02 - 12/31/03         30%
1/1/04 - 12/31/05         29%
1/1/06 - 12/31/10         28%


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. To remain qualified, it must meet certain qualification tests as specified by the Code, including distributing at least 90% of its fiscal year income. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its Common Shares may impair its ability to maintain its qualification as a regulated investment company. If the Fund were no longer qualified, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

While the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), it can give no assurances that its distributions will be sufficient to eliminate all taxes. The Fund's limitation on its ability to declare and pay cash dividends and other distributions on its Common Shares may impair its ability to avoid these federal excise taxes.

SALE OR EXCHANGE OF SHARES: A tender of your Common Shares for repurchase or exchange will be a taxable transaction for federal income tax purposes. In general, the transaction will be treated as a sale or exchange of your Common Shares, if the repurchase or exchange (a) completely terminates your interest in the Fund, (b) is a distribution that is "substantially disproportionate," or (c) is treated as a distribution that is "not essentially equivalent to a dividend." A complete termination of a shareholder's interest generally requires that the shareholder dispose of all Common Shares directly owned or attributed to him or her. A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the Fund after all Common Shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs, and suffers a reduction in his or her proportionate interest. If, however, a tender of less than all of your Common Shares does not qualify for sale or exchange treatment, the purchase proceeds may be treated as a deemed dividend distribution.


The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized would be treated as a capital gain or loss by shareholders that hold their Common Shares as a capital asset. The individual tax rate on any gain from a tender of your Common Shares for repurchase or exchange will depend on your marginal tax rate and on how long you have held your Common Shares.


If the transaction is not treated as a sale or exchange, the amount received upon a tender of Common Shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Common Shares. There is also a risk that non-tendering shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part.

Fund distributions and gains from the sale of your Common Shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


DESCRIPTION OF COMMON SHARES

The Fund is authorized to issue an unlimited number of its shares of beneficial interest, the Common Shares. The Fund's Common Shares may be offered in multiple classes. Although the Board does not presently intend to do so, it may classify and reclassify any unissued Common Shares at any time. For example, the Board is permitted to set or change the preferences, conversion or other rights, voting powers, restrictions, dividend limitations or terms and conditions of repurchase of the Fund's Common Shares. The description of Common Shares and the discussion under "Certain Anti-Takeover Provisions of the Declaration of Trust" below are subject to the terms of the Trust's Declaration of Trust and Bylaws.

COMMON SHARES

Common Shares do not have preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Both the outstanding Common Shares (i.e., the Common Shares issued prior to the date of this prospectus) and the Common Shares offered by this prospectus (once they are issued) are fully paid and nonassessable. Shareholders are entitled to one vote per share.

The Fund has noncumulative voting rights. This gives holders of more than 50% of the Common Shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining Common Shares voting will not be able to elect anyone to the Board.

The Board has approved the offering of Common Shares that are being offered by this prospectus. The 1940 Act requires that Common Shares be sold at a price equal to the then-current Net Asset Value (not including underwriting discounts and commissions, which do not apply to the Common Shares). There are exceptions to this requirement, such as an offering to existing shareholders or if a majority of the holders of the Fund's outstanding securities approve it. Common Shares will usually be held in book-entry form. However, a shareholder may request physical share certificates by writing to the Fund. See "Transaction Procedures and Special Requirements - Share Certificates" below.

CERTAIN ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST


The Declaration of Trust includes provisions that limit (i) the ability of other entities or persons to acquire control of the Fund and (ii) the Fund's freedom to engage in certain transactions. These terms may be regarded as "anti-takeover" provisions. Under Delaware law and the Declaration of Trust, the affirmative vote of the holders of at least a majority of the Common Shares entitled to be cast is required to approve the Fund's consolidation with another business entity, a merger of the Fund with or into another business trust, a statutory share exchange and the dissolution of the Fund. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than the vote required under Delaware law or the 1940 Act) of the Fund's outstanding Common Shares is required generally to authorize any of the following transactions:


o merger, consolidation or statutory share exchange of the Fund with or into any other business trust;

o   issuance of any securities of the Fund to any person or entity for cash;

o sale, lease or exchange of all or any substantial part of the Fund's assets to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

o sale, lease or exchange to the Fund, in exchange for Fund securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

However, this type of vote is not required when, under certain conditions, the Board approves the transaction. Although in certain cases involving merger, consolidation or statutory share exchange, the affirmative vote of the holders of a majority of the Fund's outstanding Common Shares would nevertheless be required. The Declaration of Trust is on file with the SEC and you may request a copy from the SEC for a more detailed explanation of these terms.


The provisions of the Declaration of Trust described above and the Fund's right to make a Repurchase Offer for its Common Shares may deprive shareholders of opportunities to sell their Common Shares at a premium over Net Asset Value. This is because a third party will be discouraged from attempting to obtain control of the Fund by making a Repurchase offer for shares of the Trust or similar transaction. The overall impact of these provisions is to reduce the possibility of a merger or of a shareholder that is the beneficial owner of more than 5% of the outstanding shares of the Fund assuming control of the Fund either directly or indirectly through affiliates. These terms, at the same time, present advantages. The provisions likely will require persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment goal and policies. The Board has considered these anti-takeover provisions and concluded that they are in the best interest of the Fund and its shareholders.


NET ASSET VALUE AND SHARES OUTSTANDING

The following table sets forth, for each of the Fund's fiscal quarters ending on the dates set forth below during the two most recent fiscal years of the Fund and since the beginning of the current fiscal year, the high and low Net Asset Value per share for Common Shares during the periods:

QUARTERLY PERIOD ENDING          HIGH         LOW
------------------------------------------------------------
October 31, 1999                 $10.04       $ 9.92
January 31, 2000                 $ 9.96       $ 9.92
April 30, 2000                   $ 9.98       $ 9.86
July 31, 2000                    $ 9.87       $ 9.84
October 31, 2000                 $ 9.86       $ 9.75
January 31, 2001                 $ 9.75       $ 9.61
April 30, 2001                   $ 9.62       $ 9.30
July 31, 2001                    $ 9.43       $ 9.24
October 31, 2001                 $ 9.28       $ 8.74


As of November 8, 2001, the Net Asset Value per share for Common Shares was
$8.72.

The following table sets forth certain information with respect to Common Shares as of November 8, 2001:


     (1)             (2)                   (3)                   (4)
                                                             AMOUNT OUTSTANDING
                                        AMOUNT HELD BY       EXCLUSIVE OF AMOUNT
TITLE OF CLASS   AMOUNT AUTHORIZED    FUND FOR OWN ACCOUNT     SHOWN UNDER (3)
-------------------------------------------------------------------------------
Common Shares
of beneficial
interest            Unlimited                 N/A              267,519,210.066


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy Common Shares at the Net Asset Value per share. The Net Asset Value we use when you buy Common Shares is the one next calculated after we receive your purchase request in proper form. If you buy Common Shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. The Net Asset Value we use when you tender Common Shares for repurchase by the Fund is the Net Asset Value per share determined as of the close of the NYSE on the Repurchase Pricing Date.

Neither Distributors nor Securities Dealers are permitted to withhold placing orders to benefit themselves by a price change. Distributors is required to advise the Fund promptly of all purchase orders and cause payments for Common Shares to be delivered promptly to the Fund.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of Common Shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o   Your name,

o   The Fund's name,

o   A description of the request,

o   For exchanges, the name of the fund you are exchanging into,

o   Your account number,

o   The dollar amount or number of Common Shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


REPURCHASE OFFERS-TELEPHONE INSTRUCTIONS

Generally, in a Repurchase Offer, requests to tender Common Shares with a value of $100,000 or less can be made over the phone (1-800-632-2301) provided that you do not hold share certificates and you have not changed your address by phone within the last 15 days. You may not tender over the phone more than $100,000 in Common Shares during any single Repurchase Offer period. If your shares are held in street or nominee name, please contact your Securities Dealer to tender your Common Shares by telephone. Otherwise, written instructions with respect to your tender of Common Shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the notification to shareholders of the Repurchase Offer.


If you qualify for a waiver from the Early Withdrawal Charge, please notify our representative when you request to tender Common Shares over the phone. If you do not indicate that you qualify for this waiver, the Fund cannot guarantee that you will receive the waiver.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1.  You wish to sell over $100,000 worth of Common Shares,

2. You want the proceeds to be paid to someone other than the registered owners,

3. The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4.  We receive instructions from an agent, not the registered owners,

5. We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your Common Shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange the Common Shares. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your Common Shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED
----------------------------------------------------------------------
CORPORATION           Corporate Resolution
----------------------------------------------------------------------
PARTNERSHIP           1.  The pages from the partnership agreement
                          that identify the general partners, or

                      2.  A certification for a partnership agreement
----------------------------------------------------------------------
TRUST                 1.  The pages from the trust document that
                          identify the trustees, or

                      2.  A certification for trust
----------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Common Shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the Common Shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE


If there is a dealer or other representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy Common Shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION


You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.



CUMULATIVE QUANTITY DISCOUNTS

You may include the cost or current value (whichever is higher) of your Common Shares when determining if you may buy Class A shares of another Franklin Templeton fund at a discount. You also may include the cost or current value (whichever is higher) of your Common Shares towards the completion of a Letter of Intent established in connection with the purchase of Class A shares of another Franklin Templeton fund at a discount.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o   obtain information about your account;

o obtain price and performance information about any Franklin Templeton fund; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 020.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


You also can review and receive these documents on our website if you have registered your account online (please see "Telephone/Online Privileges" below).

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares in connection with a Repurchase Offer; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, automatic investment plans). Online sell and exchange privileges are not available for this Fund. The Fund may modify, suspend, or terminate telephone/online privileges at any time.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

The Fund may modify, suspend, or terminate telephone/online privileges at any time.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

INSTITUTIONAL ACCOUNTS

Additional methods of buying Common Shares of the Fund may be available to institutional accounts. Institutional investors also may be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your Common Shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983. The Fund, Distributors and the manager are located at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403. You also may contact us by phone at one of the numbers listed below. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                           HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services  1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                           6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563       6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637       5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753       (around-the-clock access)
(automated)

ADDITIONAL GENERAL INFORMATION


LEGAL MATTERS. Certain legal matters in connection with the Common Shares offered by this prospectus will be passed on for the Fund by Stradley, Ronon, Stevens & Young, LLP.

FURTHER INFORMATION. Further information concerning Common Shares and the Fund may be found in the Fund's Registration Statement, filed electronically with the SEC.


TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

How Does the Fund Invest Its Assets?.........................    2

What Are the Risks of Investing in the Fund?.................    4

Investment Restrictions......................................    5

Officers and Trustees........................................    6

Investment Management and Other Services.....................    8

How Does the Fund Buy Securities for Its Portfolio?..........    9

How Do I Buy and Exchange Common Shares?.....................   10

How Are Common Shares Valued?................................   11

Additional Information on Distributions and Taxes............   12

The Fund's Underwriter.......................................   14

How Does the Fund Measure Performance?.......................   14

Miscellaneous Information....................................   17

Financial Statements.........................................   17

Useful Terms and Definitions.................................   17


USEFUL TERMS AND DEFINITIONS

1940 ACT - The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Fund.

AGENT BANK - A Lender that administers a Corporate Loan on behalf of all Lenders on a Corporate Loan. The Agent Bank typically is responsible for the collection of principal and interest and fee payments from the Borrower, and distributes these payments to the other Lenders. The Agent Bank is usually responsible for enforcing the terms of the Corporate Loan. The Agent Bank is compensated for these services.

ASSIGNMENT - An interest in a portion of a Corporate Loan. The purchaser of an Assignment steps into the shoes of the original Lender. An Assignment from a Lender gives the Fund the right to receive payments directly from the Borrower and to enforce its rights as a Lender directly against the Borrower.

BANK AND TRUST - Franklin Templeton Bank and Trust. Bank and Trust is an affiliate of Distributors and is a wholly owned subsidiary of Resources.

BOARD - The Board of Trustees of the Trust

BORROWER - A corporation that borrows money under a Corporate Loan or issues Corporate Debt Securities. The Borrower is obligated to make interest and principal payments to the Lender of a Corporate Loan or to the holder of a Corporate Debt Security.

CD - Certificate of deposit

CD RATE - The interest rate currently available on certificates of deposit

CLASS A, CLASS B, CLASS C, ADVISOR CLASS AND CLASS Z - Certain funds in the Franklin Templeton funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

COMMON SHARES - Shares of beneficial interest in the Fund

CONTINGENT DEFERRED SALES CHARGE - A sales charge of 1% that may apply if you sell Class A shares of a Franklin Templeton fund within twelve months.

CORPORATE DEBT SECURITIES - Obligations issued by corporations in return for investments by securityholders. In exchange for their investment in the corporation, securityholders receive income from the corporation and the return of their investments. The corporation typically pledges to the securityholders collateral which will become the property of the securityholders in case the corporation Defaults in paying interest or in repaying the amount of the investments to securityholders.

CORPORATE LOAN - A loan made to a corporation. In return, the corporation makes payments of interest and principal to the Lenders. The corporation typically pledges collateral which becomes the property of the Lenders, in case the corporation Defaults in paying interest or principal on the loan. Corporate Loans include Assignments of Corporate Loans.

DECLARATION OF TRUST - The Agreement and Declaration of Trust of the Fund, which is the basic charter document of the Fund.

DEFAULT - Failure to pay an obligation that is owed. For example, a Borrower that has Defaulted on a Corporate Loan has failed to make interest or principal payments that were due to the Lender.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter is a wholly owned subsidiary of Resources. The SAI lists the Fund's officers and Board members who are affiliated with Distributors. See "Officers and Trustees."


EARLY WITHDRAWAL CHARGE - A charge of 1% that may apply to Common Shares that have been held for less than twelve months and that are repurchased by the Fund in a Repurchase Offer. Certain waivers of this charge may apply.


ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment.


EQUITY SECURITIES - Securities which entitle the holder to participate in a company's general operating success or failure. Public trading for Equity Securities is typically a stock exchange but trading also can take place between broker-dealers. Equity Securities generally take the form of common stock or preferred stock.

FLOATING INTEREST RATE(S) - One of the following: (i) a variable interest rate which adjusts to a base interest rate, such as LIBOR or the CD Rate on set dates; or (ii) an interest rate that floats at a margin above a generally recognized base lending interest rate such as the Prime Rate of a designated U.S. bank.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the Fund's administrator


ILLIQUID - Illiquid property or securities cannot be sold within seven days, in the ordinary course of business, at approximately the valued price.

INTEREST COVERAGE RATIO - A ratio which is used to show how many times interest has been earned. This is of use particularly to long-term lenders. It is the sum of the pre-tax net income and interest expense, divided by the interest expense.

INTERMEDIATE PARTICIPANT - A Lender, Participant or Agent Bank interposed between the Fund and a Borrower, when the Fund invests in a Corporate Loan through a Participation Interest.

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LENDER - The party that loans money to a corporation under a Corporate Loan. A Corporate Loan in which the Fund may invest is often negotiated and structured by a group of Lenders. The Lenders typically consist of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund acts as a Lender when it directly invests in a Corporate Loan or when it purchases an Assignment.

LEVERAGE RATIO - A ratio of a company's debt to equity. This ratio is commonly used by lenders to determine the amounts they are willing to lend to a borrower.

LIBOR - The London InterBank Offered Rate, the interest rate that the most creditworthy international banks charge each other for large loans.

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The net asset value of an investment company is determined by deducting the company's liabilities from the total assets of the company. The net asset value per share is determined by dividing the net asset value of the company by the number of shares outstanding.

NRSRO - a nationally recognized statistical rating organization, such as S&P or Moody's

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

PRIME RATE - The interest rate charged by leading U.S. banks on loans to their most creditworthy customers


REPURCHASE OFFERS - The quarterly offers by the Fund to repurchase a designated percentage of the outstanding Common Shares owned by the Fund's shareholders. Once every two years the Board may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers.

REPURCHASE PAYMENT DEADLINE - The date by which the Fund must pay shareholders for Common Shares repurchased in a Repurchase Offer, as stated in the shareholder notification. The Repurchase Payment Deadline may be no later than seven days after the Repurchase Pricing Date.

REPURCHASE PRICING DATE - The date on or after the Repurchase Request Deadline on which the Fund determines the Net Asset Value applicable to the repurchase of Common Shares in a Repurchase Offer, as scheduled in the shareholder notification or, under certain circumstances, an earlier date than the scheduled date, but not earlier than the Repurchase Request Deadline. As set by fundamental policy of the Fund, the Repurchase Pricing Date must occur not later than the fourteenth day after the Repurchase Request Deadline or the next business day, if the fourteenth day is not a business day.

REPURCHASE REQUEST DEADLINE - The date by which Investor Services, on behalf of the Fund, must receive the shareholders' requests for repurchase of their Common Shares in conjunction with a Repurchase Offer, as stated in the shareholder notification.

RESOURCES - Franklin Resources, Inc.

S&P(R) - Standard & Poor's Ratings Group

SEC - Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R)- Franklin Templeton's automated customer servicing system



TRUST - the Franklin Floating Rate Trust

UNSECURED CORPORATE LOANS AND UNSECURED CORPORATE DEBT SECURITIES - Corporate Loans and Corporate Debt Securities that are not backed by collateral. Thus, if a Borrower Defaults on an Unsecured Corporate Loan or Unsecured Corporate Debt Security, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due.

WARRANT - A security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                   020 P 12/01


FRANKLIN FLOATING RATE TRUST
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 2001

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151
SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Does the Fund Invest Its Assets? ..................... 2

What Are the Risks
 of Investing in the Fund? ............................... 4

Investment Restrictions .................................. 5

Officers and Trustees .................................... 6

Investment Management
 and Other Services ...................................... 8

How Does the Fund Buy
 Securities for Its Portfolio? ........................... 9

How Do I Buy
 and Exchange Common Shares? .............................10

How Are Common Shares Valued? ............................11

Additional Information
 on Distributions and Taxes ..............................12

The Fund's Underwriter ...................................14

How Does the Fund
 Measure Performance? ....................................14

Miscellaneous Information ................................17

Financial Statements .....................................17

Useful Terms and Definitions .............................17


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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and
Definitions."
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Franklin Floating Rate Trust is a non-diversified closed-end investment company. Its goal is to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured Corporate Loans and Corporate Debt Securities with Floating Interest Rates. Franklin Advisers, Inc., the Fund's investment manager, uses its credit analysis to select suitable investments for the Fund. The Fund seeks to achieve its goal by investing at least 80% of its net assets in such loans or debt securities that are rated B or higher by an NRSRO or, if unrated, determined to be of comparable quality by the manager.

The Prospectus, dated December 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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INVESTMENT COMPANY SHARES, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
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O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?
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The following gives more detailed information about the Fund's investment policies and the types of securities that it may buy. Please read this information together with the section "What Kinds of Securities Does the Fund Purchase?" in the Prospectus.

INVESTMENT GOAL AND POLICIES The Fund's investment goal is described in the Prospectus in the section entitled "What Kinds of Securities Does The Fund Purchase?"

RESTRICTIVE COVENANTS The Borrower under a Corporate Loan and the issuer of a Corporate Debt Security must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate or in any trust indenture or comparable document in connection with a Corporate Debt Security. A restrictive covenant is a promise by the Borrower to not take certain actions which may impair the rights of Lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security document.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans and Corporate Debt Securities is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's Net Asset Value as a result of changes in interest rates. However the Fund may attempt to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against interest rate fluctuations by entering into interest rate swap transactions. The Fund also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR and CD-based borrower options, in order to permit Lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR or CD-based options, or the Prime-based option. In recent years, however, the differential between the lower LIBOR and CD base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR and CD-based pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR and CD base rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks. Because changes to this trend are inherently unpredictable, the manager cannot predict whether or not the trend will continue.


FOREIGN CURRENCY SWAPS Foreign currency swaps involve the exchange by the Fund with another party of the right to receive foreign currency (paid under a Corporate Loan or Corporate Debt Security) for the right to receive U.S. dollars. The Fund will enter into a foreign currency swap only if, at the time of entering into the transaction, the counterparty's outstanding debt obligations are investment grade. This means they are rated BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's, or determined by the manager to be of comparable quality. The amounts of U.S. dollar payments to be received by the Fund and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. This locks in the Fund's right to receive payments under a Corporate Loan or Corporate Debt Security in a predetermined amount of U.S. dollars. In this way, the swap protects the Fund from the fluctuations in exchange rates. If there is a counterparty default, the Fund will have contractual remedies pursuant to the swap arrangements. However, if a replacement swap arrangement is unavailable or if the Fund is unable to recover damages from the defaulting counterparty, the Fund's right to foreign currency payments under the loan will be subject to fluctuations based upon changes in the applicable exchange rate. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Fund may be required pursuant to the swap arrangements to compensate the counterparty for fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, the Fund will either maintain specified asset coverages of at least 300% with respect to the amount of compensation that must be paid to the counterparty, marked to market daily, or set aside in a segregated account an amount of cash or other liquid assets at least equal to the amount of compensation that must be paid to the counterparty marked to market daily.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. This limitation is a fundamental policy, which means it may not be changed without the approval of the holders of a majority of the Fund's Common Shares. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS There is no limit on the amount of assets in which the Fund may invest on a when-issued basis. For a general description of "when-issued" and "delayed delivery" transactions, see the Prospectus.

No income accrues to the Fund prior to the date the Fund actually takes delivery of the interests or securities. These interests and securities are subject to market fluctuation before delivery to the Fund. The value of the interests or securities at delivery may be more or less than their purchase price. By the time delivery occurs, better yields may be generally available than the yields on the interests or securities obtained pursuant to such transactions.


In when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to complete the transaction. Therefore, if the other party fails to complete the transaction the Fund may miss an advantageous price or yield. When the Fund is the buyer in such a transaction, it will either maintain specified asset coverage of at least 300% of the amount equal to the purchase price, until it makes payment, or maintain, in a segregated account, an amount equal to the purchase price, until it makes payment. This amount will be in the form of cash or other liquid assets. The Fund will generally make commitments to purchase such interests or securities on a when-issued basis with the intention of acquiring such interests or securities. The Fund may, however, find it advisable to sell them before the settlement date. The Fund will not engage in when-issued and delayed delivery transactions for the purpose of investment leverage.

INTEREST RATE SWAPS The Fund usually will enter into interest rate swaps on a net basis. This means that the Fund will receive or pay, as the case may be, only the difference between the two payments. The net amount of the Fund's obligations over its entitlements, if any, with respect to each interest rate swap will be accrued on a daily basis. The Fund will then either maintain specified asset coverages of at least 300% with respect to an amount at least equal to the accrued net obligation, marked to market daily, or set aside in a segregated account an amount at least equal to the accrued net obligation marked to market daily. The amount in the segregated account will be in the form of cash or other liquid assets. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the Fund will segregate an amount equal to the Fund's full obligations.

The Fund will not enter into any interest rate hedging transaction unless the manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party to be investment grade. If there is a default by the counterparty to such a transaction, bankruptcy and insolvency laws could affect the Fund's rights as a creditor. In recent years, the swap market has grown substantially and many portions of the swap market have become relatively liquid, in comparison with other similar instruments traded in the interbank market. However, there can be no assurance that the Fund will be able to terminate an interest rate swap or be able to sell or offset interest rate caps or floors that it has purchased.


The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

Since interest rate transactions are individually negotiated, the manager expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

WARRANTS AND OTHER EQUITY SECURITIES To a limited extent, the Fund also may acquire Warrants and other Equity Securities. The Fund will only acquire such Warrants and Equity Securities to the extent that they are acquired in connection with or incidental to the Fund's other investment activities.

EFFECTS OF LEVERAGE - PREFERRED SHARES The Fund also may issue one or more series of preferred shares, although it has no current intention to do so. There is a risk that the costs of issuing additional classes of securities may exceed the income and appreciation, if any, on assets acquired with the offering proceeds. If this occurs, the use of leverage will reduce the investment performance of the Fund compared with what it would have been without leverage. The costs associated with such offerings include interest payments, fees and dividends. The issuance of additional classes of preferred shares involves offering expenses and other costs. Also, it may limit the Fund's freedom to pay dividends on Common Shares or to engage in other activities.

Leverage creates certain risks for holders of Common Shares. Leveraging by the Fund creates an opportunity for greater total return but, at the same time, increases exposure to losses. The Net Asset Value of Common Shares may be more volatile than if the Fund were not leveraged. These risks may be reduced through the use of preferred stock that has Floating Interest Rates.


REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

CURRENCY CONVERSIONS Loans to U.S. subsidiaries of non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Fund may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the Lenders in U.S. dollars pursuant to foreign currency swap arrangements.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?
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The following provides more detailed information about some of the Fund's risks. You should read it together with the section in the Prospectus entitled "What Are the Risks of Investing in the Fund?"

COLLATERAL IMPAIRMENT Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Fund's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released with the consent of the Agent Bank and Lenders or under the terms of a loan agreement as the creditworthiness of the Borrower improves.

There are risks which may cause the collateral to be insufficient in the event that a Borrower defaults on a loan. Although the terms of Corporate Loans and Corporate Debt Securities require that collateral be maintained at a value at least equal to 100% of the amount of such loan or debt security, the value of the collateral may decline subsequent to the Fund's investment. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Corporate Loan or Corporate Debt Security to be under collateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral.

There is also the risk that the collateral may be difficult to liquidate. In fact, a majority of the collateral may be Illiquid. Consequently, the Fund might not receive payments to which it is entitled. This may result in a decline in the value of the investment and, in turn, a decline in the Net Asset Value of the Fund's Common Shares.

There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. On occasions when the stock cannot be pledged, the Corporate Loan or Corporate Debt Security will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Corporate Loan or Corporate Debt Security. However, the Borrower's ability to dispose of such securities, other than in connection with a pledge or replacement, will be strictly limited for the protection of the holders of Corporate Loans.

If a Borrower becomes involved in bankruptcy proceedings, the Fund's access to the collateral may be limited by bankruptcy and other laws. A court may find that the Fund's interest in the collateral is invalid or it may find that other creditors of the Borrower should be paid before the Fund. Such action by a court could be based on a number of legal theories. For example, faulty loan documentation or faulty official filings could lead to an invalidation by a court. Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction are at increased risk. In the event that a court reaches such a decision, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Corporate Loan or Corporate Debt Security.

INVESTMENT RESTRICTIONS
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The Fund has adopted the following restrictions as fundamental policies. Prior to issuance of any preferred stock, these restrictions may not be changed without the approval of a majority of the Fund's outstanding Common Shares. Under the 1940 Act, this means the lesser of (i) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (ii) more than 50% of the outstanding Common Shares. Following the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. None of the following restrictions shall be construed to prevent the Fund from investing all of its assets in another management investment company with an investment goal, policies and restrictions that are substantially the same as the investment goal, policies and restrictions of the Fund. The Fund MAY NOT:

1. Borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act and except to the extent that the Fund's investment in foreign currency swaps, when-issued and delayed delivery securities, interest rate hedging transactions and Corporate Loans in connection with revolving credit facilities may be deemed senior securities.

2. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

3. Make loans to other persons, except that the Fund may invest in loans (including Assignments and Participation Interests, and including secured or unsecured corporate loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.

4. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities; and provided further that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "What Kinds of Securities Does the Fund Purchase? - Description of Participation Interests and Assignments" in the Prospectus).

5. Purchase any securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The purchase of Corporate Loans, Corporate Debt Securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

6. Buy or sell real estate (other than (i) interests in real estate investment trusts, (ii) loans or securities that are secured, directly or indirectly, by real estate, or (iii) securities issued by companies that invest or deal in real estate), provided that the Fund may hold for prompt sale and sell real estate or interests in real estate to which the Fund may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by the Fund.

7. Buy or sell commodities or commodity contracts (other than financial futures), provided that forward foreign currency exchange contracts shall not be deemed to be commodity contracts.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions, except that with respect to borrowing, if the borrowing exceeds the Fund's percentage restriction on borrowing, the Fund will reduce its borrowing within three days to no more than the percentage restriction.

OFFICERS AND TRUSTEES
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The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

President, Las Olas (Asset Management); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (Internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust(until 2000).

Barbara J. Green (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Chauncey F. Lufkin (43)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Edward V. McVey (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).


*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Board members who are not interested persons of the Fund or the manager are not currently paid by the Fund although they may receive fees in the future. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of board meeting. Noninterested trustees also may serve as directors or trustees of other investment companies in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested trustees by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested trustees by Franklin Templeton Investments.

                                                      NUMBER OF BOARDS
                                     TOTAL FEES          IN FRANKLIN
                                   RECEIVED FROM    TEMPLETON INVESTMENTS
                                 FRANKLIN TEMPLETON       ON WHICH
NAME                                INVESTMENTS*        EACH SERVES**
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Frank H. Abbott, III ............   $156,953                 28

Harris J. Ashton ................   $359,404                 48

S. Joseph Fortunato .............   $359,629                 49

Edith E. Holiday ................   $248,305                 28

Frank W.T. LaHaye ...............   $165,529                 28

Gordon S. Macklin ...............   $359,504                 48


*For the calendar year ended December 31, 2000.
**We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 162 U.S. based funds or series.


Noninterested trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998 are valued as of such date with subsequent investments valued at cost.


As of November 1, 2001, the officers and Board members, as a group, owned of record and beneficially less than 1% of the total outstanding shares of the Fund. Many of the Board members own shares in other funds in Franklin Templeton Investments.


INVESTMENT MANAGEMENT AND OTHER SERVICES
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INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Franklin Advisers, Inc. The manager provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The manager's activities are subject to the review and supervision of the Board to whom the manager renders periodic reports of the Fund's investment activities. The manager and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

MANAGEMENT FEES. The Fund pays its own operating expenses. These expenses include the manager's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of the manager; fees of any personnel not affiliated with the manager; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by the manager.

The Fund pays the manager a fee equal to an annual rate of 0.80% of the average daily net assets of the Fund. The fee is computed daily according to the terms of the management agreement.

For the last three fiscal years ended July 31, the Fund paid the following management fees:

               MANAGEMENT FEES PAID ($)
-------------------------------------------
2001                  22,910,174/1
2000                  14,368,694
1999                   4,152,679/1

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1. Management fees before any advance waiver totaled $23,501,886 and $4,175,244, for 2001 and 1999 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investments in a Franklin Templeton money fund, the Fund paid the management fees shown.

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ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

The Fund pays FT Services a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended July 31, the Fund paid FT Services the following administration fees:

             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2001                 2,775,902
 2000                 1,952,261
 1999                   361,404/1

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1. Administration fees before any advance waiver totaled $734,572. Under an agreement by FT Services to limit its fees, the Fund paid the administration fees shown.

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SHAREHOLDER SERVICING AGENT. The Fund will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services will not exceed the fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the Fund's independent auditor. During the fiscal year ended July 31, 2001, the auditor's services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2001.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?
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The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of the Fund's Common Shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, Distributors may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended July 31, the Fund paid no brokerage commissions.

As of July 31, 2001, the Fund did not own securities of its regular broker-dealers.


HOW DO I BUY AND EXCHANGE COMMON SHARES?
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The Fund continuously offers Common Shares through Securities Dealers who have an agreement with Distributors.

Securities laws of states where the Fund offers Common Shares may differ from federal law. Banks and financial institutions that sell Common Shares of the Fund may be required by state law to register as Securities Dealers.

When you buy Common Shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

ADDITIONAL INFORMATION ON EXCHANGING COMMON SHARES

As described in "Exchanges" in the Prospectus, the ability to exchange Common Shares is subject to certain qualifications. If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should tender their Common Shares in a Repurchase Offer with a request for an exchange, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exists immediately. Money initially invested in short-term money market instruments will then be withdrawn and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The tender of Common Shares to complete an exchange will be effected at Net Asset Value as of the close of the NYSE on the Repurchase Pricing Date of the repurchase Tender Offer if the request for exchange is received in proper form prior to the close of the NYSE on the Repurchase Request Deadline. The exchange of Common Shares is subject to certain restrictions. See "Exchanges" in the Prospectus.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional Common Shares at Net Asset Value until we receive new instructions.

Distribution or repurchase checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy Common Shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy Common Shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE COMMON SHARES VALUED?
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We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purposes of determining the Net Asset Value of Common Shares, the Fund's cash and uninvested assets plus the value of the securities and any other assets (including interest accumulated but not yet received) held by the Fund minus all liabilities (including accrued expenses) is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to the manager, are accrued daily.

The manager, subject to guidelines adopted and periodically reviewed by the Board, values Corporate Loans and Corporate Debt Securities, for which there are no readily available market quotations, at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the manager considers, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, and (iv) the period until next interest rate reset and maturity. The manager believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the manager may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account.

In addition, in valuing the Corporate Loan and Corporate Debt Securities held by the Fund, the manager may also consider available prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the Corporate Loans and Corporate Debt Securities have or could have occurred. Because the secondary market in Corporate Loans and Corporate Debt Securities has not fully developed, the manager currently may not rely solely on such prices or quotations. To the extent that an active secondary market in Corporate Loans and Corporate Debt Securities develops to a reliable degree, or exists in similar loans or instruments, the manager may rely to an increasing extent on such prices and quotations. When the manager relies on such prices and quotations, it values Corporate Loans and Corporate Debt Securities at the mean between the bid and asked price as provided by available pricing sources.

Non-loan portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, non-loan portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the mean between the bid and the asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.

The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES
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DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your Common Shares. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.
o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next two paragraphs describe tax considerations that are applicable to funds that invest in foreign securities or foreign currency transactions.

EFFECT OF FOREIGN WITHHOLDING TAXES. To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes on income from certain of these securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Common Shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.





REPURCHASE OFFERS OF COMMON SHARES A tender of your Common Shares for repurchase and exchanges of your Common Shares for shares in another Franklin Templeton fund are taxable transactions for federal and state income tax purposes. In general, the tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the repurchase proceeds you receive in exchange for your Common Shares, subject to the rules described below. If you hold your Common Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Common Shares. Any loss incurred on the repurchase or exchange of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those Common Shares. All or a portion of any loss that you realize upon the repurchase or exchange of your Common Shares will be disallowed to the extent that you buy other Common Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after you tender your Common Shares for repurchase or exchange. Any loss disallowed under these rules will be added to your tax basis in the new Common Shares you buy.

If, however, you tender for repurchase or exchange less than all of your Common Shares in the Fund, other rules may apply. In general, a tender or exchange of less than all of your Common Shares in the Fund will not qualify for sale or exchange treatment unless either (i) you reduce by more than 20% (measured before and after the Repurchase Offer) your percentage ownership in the Fund, or
(ii) the receipt by you of the repurchase proceeds is not essentially equivalent to a dividend under a facts and circumstances test. Under attribution rules, you may be considered to own stock owned by certain members of your family and others in making these determinations. If a repurchase or exchange does not qualify for sale or exchange treatment, the repurchase proceeds will be taxable to you as an ordinary dividend to the extent of the Fund's earnings and profits. Distributions in excess of earnings and profits will be a nontaxable distribution to the extent of, and will be applied against and reduce, your basis in your Common Shares. Distributions in excess of earnings and profits and basis will be taxable as capital gain distributions.

There is also a risk that nontendering shareholders may be considered to have received a deemed dividend distribution in the event that repurchase proceeds paid to shareholders participating in a Repurchase Offer do not qualify for sale or exchange treatment.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the tender of your Common Shares that are treated as a sale or exchange of your shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.
o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), gains from the tender of your Common Shares that are treated as a sale or exchange of your shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Common Shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Common Shares to market as of January 2, 2001. If you make this election, any shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to any Common Shares redeemed on or before January 2, 2002.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS It is anticipated that none or only a small percentage of the Fund's income dividends will qualify for the corporate dividends-received deduction. This is because the Fund's income is primarily from interest earned on its investments, and only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

INVESTMENT IN COMPLEX SECURITIES

TAX STRADDLES. The Fund's investment in interest rate or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

The Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount, timing and/or tax character of income distributed to you. For example, the Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.


THE FUND'S UNDERWRITER
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Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of Common Shares of the Fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of Common Shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer Common Shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Distributors received underwriting commissions totaling $1,707,896 for the fiscal year ended July 31, 2001. This entire amount was received in connection with payments of the Early Withdrawal Charge on repurchases of Common Shares.


HOW DOES THE FUND MEASURE PERFORMANCE?
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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over specified periods that would equate an initial hypothetical $1,000 investment to its ending repurchase value. The calculation assumes the maximum front-end sales charge (in this case, no charge) is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes that all shares in the account are repurchased by the Fund at Net Asset Value at the end of each period and that all applicable charges and fees are deducted. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The average annual total returns for the indicated periods ended July 31, 2001, were:



1 YEAR (%)      SINCE INCEPTION (10/97) (%)
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   1.86                 5.81


These figures will be calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P =   a hypothetical initial payment of $1,000

T =   average annual total return

n =   number of years

ERV = ending repurchase value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at Net Asset Value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the specified period. The cumulative total returns for the indicated periods ended July 31, 2001, were:


1 YEAR (%)      SINCE INCEPTION (10/10/97)(%)
---------------------------------------------
   1.86                 23.96

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.


The Fund's yield for the 30-day period ended July 31, 2001, was 7.85%.


This figure was obtained using the following SEC formula:

                                               6
                           Yield = 2 [(A-B + 1) - 1]
                                       ---
                                       cd

where:

a =   dividends and interest earned during the period

b =   expenses accrued for the period (net of
      reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The Fund's current distribution rate for the 30-day period ended July 31, 2001, was 7.87%.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the investment advisors and underwriter of Franklin Templeton Investments.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) LIBOR - The London Interbank Offered Rate - the interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

b) Federal Funds Rate - the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

c) Discount Rate - the interest rate charged by the Federal Reserve to member banks for loans, using government securities or eligible paper as collateral. This number provides a floor for interest rates since banks set their loan rates at a notch above the discount rate.

d) The Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index - a performance benchmark for the leveraged loan market. The index is a liquid issues index, designed to measure the performance of a diversified portfolio of the most actively traded issues in the performing loan sectors of the leveraged loan market.

e) The NationsBanc Capital Markets, Inc. Leveraged Loan Index - measures the total return and volatility of syndicated loans. The index captures a broad cross section of the leveraged loan market. The index includes syndicated loans issued by either below-investment grade or non-rated companies of at least $100 million that are actively traded on the secondary market.


f) Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).


g) Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

h) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


i) Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


j) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

k) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

l) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

m) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

n) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


p) Historical data supplied by the research departments of CS First Boston Corporation, J.P. Morgan Chase & Co., Salomon Smith Barney Inc., Merrill Lynch and Lehman Brothers(R), Payden & Rygel, Goldman Sachs, Standard and Poor's, and Handy and Harmon.


q) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

r) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

s) Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

t) IBC/Donoghue's Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

u) BANK RATE MONITOR - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

v) SALOMON SMITH BARNEY Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $246 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. The Fund may identify itself by its CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, Common Shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of Common Shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding Common Shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended July 31, 2001, are incorporated herein by reference (are legally a part of this SAI).


USEFUL TERMS AND DEFINITIONS
-------------------------------------------------------------------------------

1940 ACT - Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Fund.

1933 ACT - Securities Act of 1933, as amended

AGENT BANK - A Lender that administers a Corporate Loan on behalf of all Lenders on a Corporate Loan. The Agent Bank typically is responsible for the collection of principal and interest and fee payments from the Borrower, and distributes these payments to the other Lenders. The Agent Bank is usually responsible for enforcing the terms of the Corporate Loan. The Agent Bank is compensated for these services.

ASSIGNMENT - An interest in a portion of a Corporate Loan. The purchaser of an Assignment steps into the shoes of the original Lender. An Assignment from a Lender gives the Fund the right to receive payments directly from the Borrower and to enforce its rights as a Lender directly against the Borrower.

BOARD - The Board of Trustees of the Trust

BORROWER - A corporation that borrows money under a Corporate Loan or issues Corporate Debt Securities. The Borrower is obligated to make interest and principal payments to the Lender of a Corporate Loan or to the holder of a Corporate Debt Security.

CD - Certificate of deposit

CD RATE - The interest rate currently available on certificates of deposit

CODE - Internal Revenue Code of 1986, as amended

COMMON SHARES - Shares of beneficial interest in the Fund

CONTINGENT DEFERRED SALES CHARGE - A sales charge of 1% that may apply if you sell Class A shares in a Franklin Templeton fund within twelve months.

CORPORATE DEBT SECURITIES - Obligations issued by corporations in return for investments by securityholders. In exchange for their investment in the corporation, securityholders receive income from the corporation and the return of their investments. The corporation typically pledges to the securityholders collateral which will become the property of the securityholders in case the corporation defaults in paying interest or in repaying the amount of the investments to securityholders.

CORPORATE LOAN - A loan made to a corporation. In return, the corporation makes payments of interest and principal to the Lenders. The corporation typically pledges collateral which becomes the property of the Lenders, in case the corporation defaults in paying interest or principal on the loan. Corporate Loans include Participation Interests in Corporate Loans and Assignments of Corporate Loans.

DECLARATION OF TRUST - The Agreement and Declaration of Trust of the Fund, which is the basic charter document of the Fund

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. This SAI lists the Fund's officers and Board members who are affiliated with Distributors. See "Officers and Trustees."


EARLY WITHDRAWAL CHARGE - A charge of 1% that may apply to Common Shares that are repurchased by the Fund in a Repurchase Offer within twelve months of the purchase of the Common Shares. Certain waivers of this charge may apply.


FLOATING INTEREST RATE - One of the following: (i) a variable interest rate which adjusts to a base interest rate, such as LIBOR or the CD Rate on set dates; or (ii) an interest rate that floats at a margin above a generally recognized base lending interest rate such as the Prime Rate of a designated U.S. bank.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Resources, a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the Fund's administrator


ILLIQUID - Illiquid property or securities cannot be sold within seven days, in the ordinary course of business, at approximately the valued price.

INTERMEDIATE PARTICIPANT - A Lender, Participant or Agent Bank interposed between the Fund and a Borrower, when the Fund invests in a Corporate Loan through a Participation Interest.


INVESTOR SERVICES - Franklin/Templeton Investor Services, LLC, the Fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

LENDER - The party that loans money to a corporation under a Corporate Loan. A Corporate Loan in which the Fund may invest is often negotiated and structured by a group of Lenders. The Lenders typically consist of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund acts as a Lender when it directly invests in a Corporate Loan or when it purchases an Assignment.

LIBOR - The London InterBank Offered Rate, the interest rate that the most creditworthy international banks charge each other for large loans.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The net asset value of an investment company is determined by deducting the company's liabilities from the total assets of the company. The net asset value per share is determined by dividing the net asset value of the company by the number of shares outstanding.

NRSRO - a nationally recognized statistical rating organization, such as S&P or Moody's

NYSE - New York Stock Exchange

PARTICIPANT - A holder of a Participation Interest in a Corporate Loan

PARTICIPATION INTEREST - An interest which represents a fractional interest in a Corporate Loan. The Fund may acquire Participation Interests from a Lender or other holders of Participation Interests.

PRIME RATE - The interest rate charged by leading U.S. banks on loans to their most creditworthy customers


PROSPECTUS - The prospectus for the Fund dated December 1, 2001, which we may amend from time to time

REPURCHASE OFFERS - The quarterly offers by the Fund to repurchase a designated percentage of the outstanding Common Shares owned by the Fund's shareholders. Once every two years the Board may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers.

REPURCHASE REQUEST DEADLINE - The date by which Investor Services, on behalf of the Fund, must receive the shareholders' request for repurchase of their Common Shares in conjunction with a Repurchase Offer, as stated in the shareholder notification.

REPURCHASE PAYMENT DEADLINE - The date by which the Fund must pay shareholders for Common Shares repurchased in a Repurchase Offer, as stated in the shareholder notification. The Repurchase Payment Deadline may be no later than seven days after the Repurchase Pricing Date.

REPURCHASE PRICING DATE - The date after the Repurchase Request Deadline on which the Fund determines the Net Asset Value applicable to the repurchase of Common Shares in a Repurchase Offer, as stated in the shareholder notification or, under certain circumstances, an earlier date than the scheduled date, but not earlier than the Repurchase Request Deadline. As set by fundamental policy of the Fund, the Repurchase Pricing Date must occur not later than the fourteenth day after the Repurchase Request Deadline or the next business day, if the fourteenth day is not a business day.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P(R) - Standard & Poor's Ratings Group

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.



UNSECURED CORPORATE LOANS AND UNSECURED CORPORATE DEBT SECURITIES - Corporate Loans and Corporate Debt Securities that are not backed by collateral. Thus, if a Borrower Defaults on an Unsecured Corporate Loan or Unsecured Corporate Debt Security, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                                                                 020 SAI 12/01


                          FRANKLIN FLOATING RATE TRUST
                                    FORM N-2

                           PART C - OTHER INFORMATION

ITEM  24.  FINANCIAL STATEMENTS AND EXHIBITS

      (1)  Included in Part A: Financial Highlights.

           Included in Part B:

           a) Financial Statements incorporated in Part B by reference to the Registrant's Annual Report to Shareholders dated July 31, 2001 as filed with the SEC on Form N-30D on October 10, 2001:

                (i)   Financial Highlights

                (ii)  Statement of Investments, July 31, 2001

                (iii) Statement of Assets and Liabilities - July 31, 2001

                (iv)  Statement of Operations - for the year ended July 31,
                      2001

                (v) Statements of Changes in Net Assets - for the years ended July 31, 2001 and 2000

                (vi)  Statement of Cash Flows - for the year ended July 31,
                      2001

                (vii) Reconciliation of Net Investment Income to Net Cash
                      Provided by Operations Activities - for the year ended July 31, 2001

                (viii)Notes to Financial Statements

                (ix)  Independent Auditors' Report

      (2)  Exhibits:

           The following exhibits are incorporated by reference herein to the filings referenced for each exhibit below, except for those exhibits that are filed herewith, as noted below:

           (a)     Charter

                (i)   Agreement and Declaration of Trust dated May 13, 1997
                      Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                      File No.: 333-65111
                      Filing Date: November 24, 1998

                (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Floating Rate Trust dated July 19, 2001

                (iii) Certificate of Trust dated May 13, 1997
                      Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                      File No.: 333-30131
                      Filing Date: December 8, 1997

           (b)     By-Laws
                     Filing: Initial Registration Statement on Form N-2 File No.: 333-30131
                     Filing Date: June 27, 1997

           (c)     Voting Trust Agreement

                   Not Applicable

           (d)     (i)  Specimen of Stock Certificate

                     Not Applicable

                   (ii) Agreement and Declaration of Trust

                              ARTICLE III - SHARES
                                  SECTIONS 1-7

                     ARTICLE IV - HOLDERS' VOTING POWERS AND
                     MEETINGS
                     SECTIONS 1-5

                     ARTICLE VIII - MISCELLANEOUS
                     SECTIONS 2-3

                     By-Laws
                     ARTICLE II - MEETINGS OF HOLDERS

                     ARTICLE IX - GENERAL MATTERS
                     SECTIONS 3-5

                     PART A: Prospectus
                         "Description of Common Shares"

           (e)  Dividend Reinvestment Plan

                Not Applicable

           (f)  Long-Term Debt Instruments

                Not Applicable

           (g)     Investment Advisory Agreements

                (i) Investment Advisory Agreement between Registrant and Franklin Advisers, Inc. dated September 16, 1997
                     Filing: Post-Effective Amendment No. 3 to
                     Registration Statement on Form N-2
                     File No.: 333-30131
                     Filing Date: March 6, 1998

           (h)     Underwriting Agreement

                (i) Amended Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated July 1, 1998
                     Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                     File No.: 333-65111
                     Filing Date: November 24, 1998

                (ii) Form of Dealer Agreements between Franklin/Templeton
                     Distributors, Inc. and Securities Dealers dated March 1,
                     1998
                     Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                     File No.: 333-65111
                     Filing Date: November 24, 1998

                (iii)Amendment of Amended Distribution Agreement dated January
                     12, 1999
                     Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                     File No.: 333-88213
                     Filing Date: November 23, 1999


           (i)     Bonus, Profit Sharing, Pension Plans

                   Not Applicable

           (j)     Custodian Agreements and Depository Contracts

                (i)  Master Custody Agreement dated February 16, 1996
                     Filing: Post-Effective Amendment No. 3 to
                     Statement on Form N-2 Registration
                     File No.: 333-30131
                     Filing Date: March 6, 1998

                (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                     Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-2
                     File No.  333-30131
                     Filing Date: March 6, 1998

                (iii)Amendment dated February 27, 1998 to Master Custody
                     Agreement between Registrant and Bank of New York dated February 16, 1996
                     Filing: Registration Statement on Form N-2
                     File No.: 333-65111
                     Filing Date: September 30, 1998

                (iv) Amendment dated March 28, 2001, to Exhibit A of the Master
                     Custody Agreement dated February 16, 1996

                (v) Amendment dated May 16, 2001 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

                (vi) Amended and Restated Foreign Custody Manager Agreement
                     between Registrant and Bank of New York made as of May 16, 2001

           (k)     Other Material Contracts

                (i) Fund Administration Agreement between the Registrant and Franklin Templeton Services, LLC dated January 1, 2001

           (l) Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP dated November 28, 2001

           (m)  Non-Resident Officers/Directors - Consent to Service of
                Process.

                Not Applicable

           (n)  Other Opinions and Consents
                Consent of PricewaterhouseCoopers, LLP dated November 28, 2001.

           (o)  Omitted Financial Statements

                Not Applicable

           (p)  Agreement Re: Initial Capital
                Letter of Investment Intent dated September 16, 1997
                Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-2
                File No.: 333-30131
                Filing Date: March 6, 1998

           (q)  Model Retirement Plans

                Not Applicable

           (r)  Code of Ethics of the Registrant and Franklin Advisers, Inc.

           (s)  Power of Attorney dated February 15, 2000
                Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-2
                File No.: 333-39712
                Filing Date: June 20, 2000

ITEM  25.  MARKETING ARRANGEMENTS

           None

ITEM  26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

      The following table sets forth the expenses already incurred and expected to be incurred in connection with the issuance and distribution of the 100,000,000 shares of Registrant being registered in this registration statement under the Securities Act of 1933, other than underwriting discounts and commissions.

-------------------------------------------------------------------------------
SEC/NASD/Blue Sky fees                      $292,000
Printing and Engraving Expenses               73,000
Legal Fees                                         0
Audit Fees                                    56,000
Accounting/Transfer Agent Fees            12,228,000
Mailing Expenses                              30,000
                                          -----------
Total                                    $12,679,000
-------------------------------------------------------------------------------

ITEM  27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

           Not Applicable

ITEM  28.  NUMBER OF HOLDERS OF SECURITIES

           84,984 record holders as of September 30, 2001

ITEM  29.  INDEMNIFICATION.

      Under Article III, Section 7 of Registrant's Agreement and Declaration of Trust, if any shareholder or former shareholder of Registrant (each, a "Shareholder") shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a Shareholder, and not because of his or her acts or omissions, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Registrant against all loss and expense arising from such claim or demand.

Under Article VII, Section 2 of Registrant's Agreement and Declaration of Trust, the Trustees of Registrant (each, a "Trustee," and collectively, the "Trustees") shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, the investment manager or principal underwriter of the Registrant, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Registrant; provided that nothing contained in Registrant's Agreement and Declaration of Trust shall indemnify, hold harmless or protect any Trustee from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      (a)  Franklin Advisers, Inc.

      See "Who Manages the Fund?"

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrants' manager, also serve as officers and/or directors/trustee for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292) incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM  31.  LOCATION OF ACCOUNTS AND RECORDS.

      The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, are kept by the Registrant or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906.

ITEM  32.  MANAGEMENT SERVICES

           Not Applicable

ITEM  33.  UNDERTAKINGS

      (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if-

           (a) Subsequent to the effective date of its Registration Statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement; or

           (b) The net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2)  Registrant undertakes:

           (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                     (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

                     (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

           (b) that, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

           (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (3) Registrant further undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and the State of California, on the 28th day of November, 2001.

                                      FRANKLIN FLOATING RATE TRUST
                                      (Registrant)

                                      By: /s/ David P. Goss
                                          --------------------
                                          David P. Goss,
                                          Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
---------                   -----                   ----

RUPERT H. JOHNSON, JR.*     Trustee & Principal     November 28, 2001
-----------------------     Executive Officer
Rupert H. Johnson, Jr.

MARTIN L. FLANAGAN*         Principal Financial     November 28, 2001
-------------------         Officer
Martin L. Flanagan

KIMBERLEY H. MONASTERIO*    Principal Accounting    November 28, 2001
------------------------    Officer
Kimberley H. Monasterio

FRANK H. ABBOTT, III*       Trustee                 November 28, 2001
---------------------
Frank H. Abbott, III

HARRIS J. ASHTON*           Trustee                 November 28, 2001
-----------------
Harris J. Ashton

S. JOSEPH FORTUNATO*        Trustee                 November 28, 2001
--------------------
S. Joseph Fortunato

EDITH E. HOLIDAY*           Trustee                 November 28, 2001
-----------------
Edith E. Holiday

CHARLES B. JOHNSON*         Trustee & Chairman      November 28, 2001
-------------------         of the Board
Charles B. Johnson

FRANK W. T. LAHAYE*         Trustee                 November 28, 2001
-------------------
Frank W. T. LaHaye

GORDON S. MACKLIN*          Trustee                 November 28, 2001
------------------
Gordon S. Macklin


*By:  /s/ David P. Goss
      --------------------
      David P. Goss
      Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)

                          FRANKLIN FLOATING RATE TRUST
                             REGISTRATION STATEMENT

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                           LOCATION
-----------         -----------                           --------

EX-99.2(a)(i)       Agreement and Declaration                   *
                    of Trust dated May 13, 1997

EX-99.2(a)(ii)      Certificate of Amendment of             Attached
                    Agreement and Declaration of Trust
                    of Franklin Floating Rate Trust
                    dated July 19, 2001

EX-99.2(a)(iii)     Certificate of Trust dated May 13,          *
                    1997

EX-99.2(b)          By-Laws                                     *

EX-99.2(g)(i)       Investment Advisory Agreement               *
                    between Registrant and Franklin
                    Advisers, Inc. dated September 16,
                    1997

EX-99.2(h)(i)       Amended Distribution Agreement              *
                    between Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated July 1, 1998

EX-99.2(h)(ii)      Forms of Dealer Agreements                  *
                    between Franklin/Templeton
                    Distributors, Inc. and
                    Securities Dealers

EX-99.2(h)(iii)     Amendment of Amended Distribution           *
                    Agreement dated January 12, 1999

EX-99.2(j)(i)       Master Custody Agreement dated              *
                    February 16, 1996

EX-99.2(j)(ii)      Amendment dated May 7, 1997 to              *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.2(j)(iii)     Amendment dated February 27, 1998 to        *
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.2(j)(iv)      Amendment dated March 28, 2001 to       Attached
                    Exhibit A of the Master Custody
                    Agreement dated February 16, 1996

EX-99.2(j)(v)       Amendment dated May 16, 2001, to        Attached
                    Master Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.2(j)(vi)      Amended and Restated Foreign Custody    Attached
                    Manager Agreement between Registrant
                    and Bank of New York made as of May
                    16, 2001

EX-99.2(k)(i)       Fund Administration Agreement           Attached
                    between Registrant and Franklin
                    Templeton Services, LLC dated
                    January 1, 2001

EX-99.2(l)          Opinion and Consent of Stradley,        Attached
                    Ronon, Stevens & Young, LLP dated
                    November 28, 2001

EX-99.2(n)          Consent of PricewaterhouseCoopers,      Attached
                    LLP

EX-99.2(p)          Letter of Investment Intent dated           *
                    September 16, 1997

EX-99.2(r)          Code of Ethics                          Attached

EX-99.2(s)          Power of Attorney dated                     *
                    February 15, 2000


*Incorporated by Reference